Exhibit 99.2

UNITED STATES DISTRICT COURT SOUTHERN DISTRICT OF NEW YORK

IN RE CONDUENT INCORPORATED STOCKHOLDER DERIVATIVE LITIGATION	Lead Case No. 1:20-cv-10964-MKV (consolidated with No. 1:21-cv-00239-MKV)

This Document Relates To: ALL ACTIONS.	STIPULATION OF SETTLEMENT

STIPULATION OF SETTLEMENT

This Stipulation of Settlement, dated February 16, 2022 (“Stipulation” or “Settlement”), is made and entered into by and among the following parties, and by and through their respective counsel: Jack Kiner and Kario-Paul Brown, plaintiffs in the shareholder derivative action captioned, In re Conduent Incorporated Stockholder Derivative Litigation, Lead Case No. 1:20-cv-10964-MKV, pending in the U.S. District Court for the Southern District of New York (the “Federal Action”); Clifford Elow and Eric Gilbert, plaintiffs in the shareholder derivative action captioned, In re Conduent Incorporated Stockholder Derivative Litigation, Lead Case No. 650903/2021, pending in New York Supreme Court, County of New York (the “State Action”) (Kiner, Brown, Elow and Gilbert are collectively referred to as “Plaintiffs” and the Federal Action and State Action are collectively referred to as the “Actions”); individual defendants Brian J. Webb- Walsh, Ashok Vemuri, William G. Parrett, Paul S. Galant, Vincent J. Intrieri, Courtney R. Mather, Michael A. Nutter, Jesse A. Lynn, and Margarita Palau-Hernandez (the “Settling Defendants”); and nominal defendant Conduent, Incorporated (“Conduent” or the “Company”) (the Plaintiffs, Settling Defendants and Conduent are collectively referred to as the “Settling Parties”). The Stipulation is intended by the Settling Parties to fully, finally, and forever resolve, discharge, and settle the Released Claims (as defined below in ¶1.21) upon Court approval and subject to the terms and conditions hereof.

I.	PROCEDURAL BACKGROUND

The Actions involve breach of fiduciary duty and related claims asserted on behalf of Conduent against the Settling Defendants, certain of Conduent’s current and former officers and directors, arising out of service outages in E-ZPass cashless tolling systems that Conduent operates in several states. Plaintiffs contend the Settling Defendants breached duties to supervise Conduent’s Strategic Transformation Initiative, to ensure the implementation and maintenance of monitoring and reporting systems designed to alert senior management and Conduent’s Board of Directors (the “Board”) to material enterprise risks arising in its core operations, and to review and confirm the accuracy of statements made by Conduent executives and the sufficiency of disclosures in Conduent’s filings with the U.S. Securities and Exchange Commission (“SEC”).

As set forth in greater detail in Section III, infra, Settling Defendants dispute and deny Plaintiffs’ allegations and contentions.

A.	The Federal Action

On July 9, 2020, plaintiff Kiner sent a pre-suit demand pursuant to New York law to the Board, demanding that it undertake an independent investigation in good faith and bring claims on behalf of Conduent against those individuals alleged to have harmed the Company (the “Kiner Litigation Demand”).

By letter dated October 19, 2020, counsel for the Demand Review Committee (the “DRC”), formed by the Board to address the Kiner Litigation Demand and similar shareholder litigation demands, informed plaintiff Kiner’s counsel that, for reasons explained in its letter, the DRC had decided not to commence an inquiry until at least March 1, 2021, when it would reassess its position based on developments in the related federal securities class action pending in the U.S. District Court for the District of New Jersey captioned, In re Conduent Incorporated Securities Litigation, Case No. 2:19-cv- 8237-SDW-AME (D.N.J.) (the “Securities Action”).

On December 28, 2020, plaintiff Kiner initiated the Federal Action by filing a shareholder derivative complaint on behalf of Conduent in the U.S. District Court for the Southern District of New York, alleging that his pre-suit demand was wrongfully refused and/or ignored, and asserting claims for breach of fiduciary duty and unjust enrichment under New York law.

On October 13, 2020, plaintiff Brown issued a demand to Conduent for the inspection of corporate books and records under New York law (the “Brown B&R Demand”) relating to allegations of misconduct similar to those alleged by plaintiff Kiner. Conduent subsequently produced certain responsive documents to plaintiff Brown. On January 21, 2021, plaintiff Brown filed a shareholder derivative complaint under seal on behalf of Conduent in the U.S. District Court for the Southern District of New York. Plaintiff Brown alleged that pre-suit demand under New York law on Conduent’s Board was futile and should be excused, and asserted claims for breach of fiduciary duty, waste of corporate assets, and aiding and abetting breaches of fiduciary duty under New York law.

On March 3, 2021, the derivative actions filed by plaintiffs Kiner and Brown (the “Federal Plaintiffs”) were consolidated (forming the Federal Action) for all purposes other than adjudication of issues of pleading and proof as to each plaintiff’s standing to sue derivatively on Conduent’s behalf, pursuant to a stipulation of the parties (ECF No. 18). In addition, Robbins LLP (“Robbins”), Robbins Geller Rudman & Dowd LLP (“RGRD”) and Rigrodsky Law, P.A. (“Rigrodsky”) were appointed Co-Lead Counsel for the Federal Plaintiffs. Pursuant to stipulations filed by the parties in the Federal Action and court orders, the Federal Action was stayed until August 30, 2021.

B.	The State Action

On September 18, 2019, plaintiff Elow issued a demand to Conduent for the inspection of corporate books and records under New York law (the “Elow B&R Demand”) relating to allegations of misconduct similar to those alleged by Federal Plaintiffs. Thereafter, the Company produced certain responsive documents to plaintiff Elow.

On July 27, 2020, plaintiff Elow issued a pre-suit demand under New York law to the Board demanding, among other things, that the Board undertake an independent investigation in good faith and bring claims or otherwise take action on behalf of Conduent against certain individuals alleged to have harmed Conduent (the “Elow Litigation Demand”). On October 19, 2020, counsel for the DRC informed plaintiff Elow’s counsel that, for reasons explained in its letter, the DRC had decided not to commence an inquiry until at least March 1, 2021, when it would reassess its position based on developments in the related Securities Action.

On February 9, 2021, Elow initiated the State Action by filing a shareholder derivative complaint under seal on behalf of Conduent in the New York Supreme Court, County of New York. Plaintiff Elow alleged that the Board had wrongfully refused and/or ignored his pre-suit demand, and asserted claims for breach of fiduciary duty under New York law.

On June 23, 2020, plaintiff Gilbert issued a similar pre-suit demand to Conduent’s Board demanding that the Board initiate an independent investigation in good faith and take necessary action, including filing a lawsuit on the Company’s behalf against certain individuals alleged to have harmed Conduent (the “Gilbert Litigation Demand” and collectively with the Kiner Litigation Demand and the Elow Litigation Demand, the “Litigation Demands”). On October 19, 2020, counsel for the DRC informed plaintiff Gilbert’s counsel that, for reasons explained in its letter, the DRC had decided not to commence an inquiry until at least March 1, 2021, when it would reassess its position based on developments in the related Securities Action. On January 14, 2021, plaintiff Gilbert made a demand to inspect Conduent’s corporate books and records under New York law (the “Gilbert B&R Demand” and collectively with the Brown B&R Demand and the Elow B&R Demand, the “Books and Records Demands”). The Company produced certain responsive documents to plaintiff Gilbert. On February 11, 2021, plaintiff Gilbert filed a shareholder derivative complaint under seal in the New York Supreme Court, County of New York, alleging that the Board had wrongfully refused and/or ignored his pre-suit demand, and asserting claims for breach of fiduciary duty and unjust enrichment under New York law.

The derivative actions filed by plaintiffs Elow and Gilbert (the “State Plaintiffs”) were consolidated on April 22, 2021, pursuant to a stipulation of the parties, forming the State Action. In addition, Kahn Swick Foti, LLC (“KSF”) and Shuman, Glenn & Stecker (“SGS”) were appointed to serve as co-lead counsel for the State Plaintiffs, and Newman Ferrara LLP was appointed to serve as liaison counsel for the State Plaintiffs. Pursuant to the same stipulation and order, the State Action was temporarily stayed for six months, or until October 22, 2021.

C.	The Demand Review Committee

In response to the Litigation Demands, on August 18, 2020, the independent members of the Board adopted a resolution forming the DRC and appointing directors Jesse Lynn, Hunter Gary, and Margarita Palau-Hernandez to serve on the committee. The Board vested the DRC with the power to investigate, review, and analyze the facts and circumstances surrounding the claims and allegations made in the Litigation Demands and to determine whether it would serve the Company’s best interests to pursue or maintain an action on behalf of the Company or to take any other action concerning the matters raised by the Litigation Demands.

D.	Settlement Negotiations

In May 2021, the Settling Parties agreed to engage in settlement discussions to explore a potential resolution of the Actions, the Litigation Demands and the Books and Records Demands (the “Derivative Matters”). On May 13, 2021, Plaintiffs sent Conduent and the Settling Defendants a joint written settlement demand.

Plaintiffs and the DRC submitted competing mediation statements to Michelle Yoshida, an experienced mediator with Phillips ADR (the “Mediator”), on May 25, 2021. The parties participated in a mediation session conducted by the Mediator on June 3, 2021. The June mediation session did not yield a settlement of the Derivative Matters, but the parties continued settlement negotiations thereafter.

Following lengthy negotiations conducted over the course of dozens of verbal and written exchanges, the Settling Parties reached an agreement-in-principle to settle the Derivative Matters on August 25, 2021. The settlement terms involve the Company agreeing to adopt certain Corporate Governance Policies set forth in ¶V.3 herein, subject to Court approval.

II.	PLAINTIFFS’ CLAIMS AND BENEFITS OF SETTLEMENT

Plaintiffs and Plaintiffs’ Counsel (defined infra, ¶1.19) believe that the claims asserted in the Derivative Matters have merit, and Plaintiffs’ entry into this Stipulation and Settlement is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the claims alleged in the Actions. Plaintiffs and Plaintiffs’ Counsel recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Derivative Matters, including the Actions, other shareholder derivative action(s), or other action(s) based on the issues raised in the Litigation Demands or the Books and Records Demands, against the Settling Defendants through trial(s) and potential appeal(s). Plaintiffs and Plaintiffs’ Counsel also have considered the uncertain outcome and the risk of any litigation, especially in complex matters such as the Actions, other shareholder derivative action(s), or other action(s) based on the Litigation Demands or the Books and Records Demands, as well as the difficulties and delays inherent in such litigation. Plaintiffs and Plaintiffs’ Counsel also are mindful of the inherent problems of proof of, and possible defenses to, the claims asserted in the Actions, other shareholder derivative action(s), or other action(s) based on the Litigation Demands or the Books and Records Demands.

Plaintiffs’ Counsel have conducted extensive investigation and analysis, including, inter alia: (i) review of Conduent’s press releases, recorded public statements, U.S. Securities and Exchange Commission (“SEC”) filings, and securities analysts’ reports and advisories about the Company; (ii) review of relevant business and media reports about the Company; (iii) review and analysis of the filings and pleadings in the Securities Action; (iv) factual and legal research and analysis in support of the Books and Records and Litigation Demands; (v) review and evaluation of the Conduent documents produced in response to the Books and Records Demands; (vi) factual and legal research and analysis conducted in preparing the derivative complaints; (vii) compilation and analysis of data bearing on damages and board and executive compensation potentially subject to disgorgement or clawback; (viii) evaluation of additional non-publicdocuments produced by the Settling Defendants to Plaintiffs in advance of the June 2021 mediation session; (ix) additional factual and legal research and analysis performed in connection with the preparation of Plaintiffs’ settlement demand and mediation statement, including detailed assessments of each claim and potential defenses, research into corporate governance and oversight best practices generally and among Conduent peer corporations; and (x) review and analysis of information and documents exchanged with Conduent and the Settling Defendants during the course of settlement negotiations. Based on Plaintiffs’ Counsel’s thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiffs’ Counsel believe that the Settlement set forth in this Stipulation is fair, reasonable and adequate; confers substantial benefits upon Conduent; and would serve the best interests of Conduent and its stockholders.

III.	THE SETTLING DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY

The Settling Defendants have denied and continue to deny each of the claims and contentions alleged by Plaintiffs in the Derivative Matters. The Settling Defendants expressly have denied and continue to deny all allegations of wrongdoing or liability against them or any of them arising out of, based upon, or related to, any of the conduct, statements, acts or omissions alleged, or that could have been alleged in the Derivative Matters. Without limiting the foregoing, the Settling Defendants have denied and continue to deny, among other things, that they breached their fiduciary duties or any other duty owed to Conduent or its stockholders, or that Plaintiffs, Conduent, or its stockholders suffered any damage or were harmed as a result of any conduct alleged in the Derivative Matters or otherwise. The Settling Defendants have further asserted and continue to assert that at all relevant times they acted in good faith and in a manner they reasonably believed to be in the best interests of Conduent and its stockholders.

Nonetheless, the Settling Defendants also have taken into account the expense, uncertainty, and risks inherent in any litigation, especially in complex matters like the Actions, other shareholder derivative action(s), or other action(s) based on the Litigation Demands or the Books and Records Demands, and that the proposed Settlement would, among other things: (a) bring to an end the expenses, burdens, and uncertainties associated with the continued litigation of the claims asserted in the Derivative Matters; (b) finally put to rest those claims and the underlying Derivative Matters; and (c) confer benefits upon them, including further avoidance of disruption of their duties due to the pendency and defense of the Derivative Matters. Therefore, the Settling Defendants have determined that it is in the best interests of Conduent for the Derivative Matters, and all of the Settling Parties’ disputes related thereto, to be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. Pursuant to the terms set forth below, this Stipulation (including all of the Exhibits hereto) shall in no event be construed as or deemed to be evidence of an admission or concession by the Settling Defendants with respect to any claim of fault, liability, wrongdoing, or damage whatsoever.

IV.	BOARD APPROVAL OF THE SETTLEMENT

The Conduent Board, and the Board’s DRC, each advised by independent counsel, reviewed the proposed Settlement, and, in the good faith exercise of their business judgment, determined unanimously that the Settlement confers substantial benefits upon Conduent and its stockholders, and that resolution of the Derivative Matters on the terms set forth in this Stipulation of Settlement would serve the best interests of Conduent and its stockholders. A copy of the resolution reflecting the Board’s determination has been provided to Plaintiffs’ Counsel.

V.	TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT

NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among Plaintiffs (for themselves and derivatively on behalf of Conduent), by and through their respective attorneys of record, and the Settling Defendants and Conduent, by and through their respective attorneys of record, that in exchange for the consideration set forth below, the Derivative Matters and Released Claims shall be fully, finally and forever compromised, settled, discharged, relinquished and released, and the Actions shall be dismissed with prejudice as to the Settling Defendants, upon and subject to the terms and conditions of this Stipulation, as follows:

1.	Definitions

As used in this Stipulation, the following terms have the meanings specified below:

1.1 “Actions” means the consolidated proceedings entitled In re Conduent Incorporated Stockholder Derivative Litigation, Lead Case No. 1:20-cv-10964-MKV, pending in the U.S. District Court for the Southern District of New York and In re Conduent Incorporated Stockholder Derivative Litigation, Lead Case No. 650903/2021, pending in New York Supreme Court, County of New York.

1.2 “Approval Date” means the date on which the Court enters the Judgment.

1.3 “Books and Records Demands” means the demands for inspection of corporate books and records submitted to Conduent by Clifford Elow, Eric Gilbert, and Kario-Paul Brown.

1.4 “Court” means the U.S. District Court for the Southern District of New York.

1.5 “Defendants’ Counsel” means any counsel that has appeared of record or rendered legal services to any of the Settling Defendants in connection with any of the Actions.

1.6 “Derivative Matters” means the Actions, the Litigation Demands, and the Books and Records Demands.

1.7. “District Court Approval Order” means the Order Approving Derivative Settlement and Order of Dismissal with Prejudice, substantially in the form attached as Exhibit B hereto.

1.8 “DRC” means the demand review committee of Conduent’s Board composed of Jesse Lynn, Hunter Gary, and Margarita Palau-Hernandez.

1.9 “DRC Counsel” means Holland & Knight, LLP.

1.10 “Conduent” or the “Company” means Conduent, Incorporated, including, but not limited to, its predecessors, successors, partners, joint ventures, subsidiaries, affiliates, divisions, and assigns.

1.11 “Conduent’s Counsel” means any counsel that has appeared of record or rendered legal services to Conduent in connection with any of the Derivative Matters.

1.12 “Effective Date” means the first date by which all of the events and conditions specified in ¶7.1 of this Stipulation have been met and have occurred.

1.13 “Final,” with respect to the Judgment, means the time when the Judgment has not been reversed, vacated, or modified in any way and is no longer subject to appellate review, either because of disposition on appeal and the conclusion of the appellate process or because of passage, without action, of time for seeking appellate review. More specifically, it is that situation when: (1) either no appeal has been filed and the time has passed for any notice of appeal to be timely filed in the Actions; or (2) an appeal has been filed and the court(s) of appeal has/have either affirmed the Judgment or dismissed that appeal and the time for any reconsideration or further appellate review has passed and the appellate court mandate(s) has/have issued; or (3) a higher court has granted further appellate review and that court has either affirmed the underlying Judgment or affirmed the court of appeal’s decision affirming the Judgment or dismissing the appeal. However, any appeal or proceeding seeking subsequent review pertaining solely to an order issued with respect to attorneys’ fees, costs, or expenses shall not in any way delay or preclude the Judgment from becoming Final.

1.14 “Judgment” means a judgment, substantially in the form and substance attached as Exhibit C hereto, rendered by the Court in the Actions upon its final approval of the Settlement.

1.15 “Litigation Demands” means the pre-suit litigation demands made by Jack Kiner, Clifford Elow, and Eric Gilbert on the Board of Directors of Conduent.

1.16 “Non-Served Defendants” means Nicholas Graziano, Joie A. Gregor, Michael P. Nevin, Virginia M. Wilson, Clifford Skelton, Scott Letier, Kathy Higgins Victor and Michael Montelongo.

1.17 “Person” or “Persons” means an individual, corporation, limited liability company, professional corporation, limited liability partnership, partnership, limited partnership, association, joint venture, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any other business or legal entity, and each of their spouses, heirs, predecessors, successors, representatives, or assignees.

1.18 “Plaintiffs” means, collectively, Jack Kiner, Kario-Paul Brown, Clifford Elow, and Eric Gilbert.

1.19 “Plaintiffs’ Counsel” means, collectively, Robbins LLP, Robbins Geller Rudman & Dowd LLP, Rigrodsky Law, P.A., Kahn Swick Foti, LLC, Newman Ferrara LLP, and Shuman, Glenn & Stecker.

1.20 “Related Parties” means: (i) as to Conduent, each and every one of Conduent’s past or present directors, officers, managers, employees, partners, agents, representatives, attorneys (including Conduent’s counsel), accountants, advisors, administrators, auditors, banks, insurers, co-insurers, re-insurers, fiduciaries, consultants, experts, successors, subsidiaries, predecessors, affiliates, divisions, joint ventures, assigns, assignees, general or limited partners or partnerships, limited liability companies, any entity in which Conduent has a controlling interest, and all officers, directors and employees of Conduent’s current and former subsidiaries; and (ii) as to the Settling Defendants and the Non-Served Defendants, for each of them (1) each spouse, immediate family member, heir, executor, estate, beneficiary, administrator, agent, attorney (including Settling Defendants’ counsel), accountant, auditor, bank, insurer, co-insurer, re-insurer, advisor, consultant, expert, or affiliate of any of them, (2) any trust in respect of which any Settling Defendant or Non- Served Defendant, or any spouse or family member thereof serves as a settlor, beneficiary or trustee, and (3) any entity in which a Settling Defendant or Non-Served Defendant, or any spouse or immediate family member thereof, holds a controlling interest or for which an Individual Defendant has served as an employee, director, officer, managing director, advisor, general partner, limited partner, or member and any collective investment vehicle which is advised or managed by any of them.

1.21 “Released Claims” means all claims, demands, rights, and liabilities of every nature and description whatsoever, known or Unknown (as set forth in ¶1.27), whether arising under federal, state, common or foreign law, brought by Plaintiffs, Conduent, or any other Conduent stockholder: (i) that were asserted in any of the Derivative Matters, or (ii) that could have been asserted in any of the Derivative Matters by Plaintiffs, Conduent, or any other Conduent stockholder against any of the Settling Defendants or Non-Served Defendants in any forum, and that arise out of, are based upon, or relate to, or are in consequence of, the allegations, transactions, facts, matters or occurrences, representations or omissions, circumstances, acts or failures to act, or otherwise referred to in any of the Derivative Matters. “Released Claims” does not, however, include: (a) claims to enforce the Settlement; or (b) the claims asserted in In re Conduent Incorporated Securities Litigation, Case No. 2:19-cv-8237-SDW-AME (D.N.J.).

1.22 “Released Persons” means the Settling Defendants, Non-Served Defendants, Conduent, and their respective Related Parties.

1.23 “Settlement” means the terms and conditions contained in this Stipulation.

1.24 “Settling Defendants” means Defendants Brian J. Webb-Walsh, Ashok Vemuri, William G. Parrett, Paul S. Galant, Vincent J. Intrieri, Courtney R. Mather, Michael A. Nutter, Jesse A. Lynn and Margarita Palau-Hernandez.

1.25 “Settling Parties” means, collectively, each of the Plaintiffs, the Settling Defendants, and Conduent.

1.26 “Stipulation” means this Stipulation of Settlement dated February 16, 2022 and its Exhibits.

1.27 “Unknown Claims” means any and all Released Claims that any Plaintiff, Conduent, or any Conduent stockholder does not know or suspect to exist in his, her, or its favor at the time of the release of the Released Persons, including claims which, if known by him, her, or it, might have affected his, her, or its settlement with, and release of the Released Persons, or might have affected his, her, or its decision not to object to this Settlement. With respect to all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, Plaintiffs, Conduent, and its stockholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived the provisions, rights and benefits of California Civil Code § 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

Further, with respect to any and all claims released pursuant to ¶5 below, the Settling Parties stipulate and agree that, upon the Effective Date, each of the Released Parties shall expressly waive, and by operation of the Judgment shall have expressly waived, any and all provisions, rights, and benefits conferred by any law of any jurisdiction or any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to California Civil Code § 1542. Plaintiffs, Conduent, and each Conduent stockholder may hereafter discover facts in addition to or different from those which he, she, or it now knows or believes to be true with respect to the subject matter of the Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed, upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different facts or additional facts. The Settling Parties acknowledge, and the Conduent stockholders shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the Settlement of which this release is a part.

2.	Consideration

2.1 Within ninety (90) days of issuance of an order finally approving the Settlement by the Court, Conduent’s Board shall adopt resolutions and amend committee Charters and/or By-Laws to ensure adherence to the Corporate Governance Policies set forth in ¶3 below, which shall remain in effect for no less than four (4) years from the date of adoption. In the event any Corporate Governance Policy listed below conflicts with any law, rule, or regulation (including, but not limited to, regulations of any stock exchange on which the Company’s securities are listed), the Company shall not be required to implement or maintain such modification; provided, however, that in such event, the Company shall adopt an amended or substitute reform that addresses the same goals, purposes and/or functions of the original Corporate Governance Policy within ninety (90) days of its discontinuance. If the independent members of the Board, in a good faith exercise of their business judgment, determine that it is not possible to adopt an acceptable amended or substitute reform, the Corporate Governance Policy may be eliminated. Any changes made pursuant to this Section shall be published on Conduent’s website within ten (10) business days. If any of the modifications or practices require stockholder approval, then the implementation of such modifications or practices will remain subject to receipt of such approval.

2.2 Conduent acknowledges and agrees that the Corporate Governance Policies set forth in ¶3 confer a substantial benefit upon Conduent and its stockholders. Conduent also acknowledges that the commencement, prosecution, and settlement of the Derivative Matters were material and substantial factors for the Board’s decision to adopt, implement, and maintain the Corporate Governance Policies.

3.	Corporate Governance Policies

3.1	Board Refreshment

After the commencement of, and in response to, the Derivative Matters, Conduent refreshed its entire Board, including the addition of two new directors since July 2020.

3.2	Board Diversity

After the commencement of, and in response to, the Derivative Matters, the Board formed the Corporate Social Responsibility and Public Policy Committee, which includes diversity and equity and inclusion as focus areas.

Currently, Conduent’s Board has three directors from an underrepresented community. When seeking candidates for the nomination of new (non-incumbent) directors, the Company shall consider underrepresented populations, including consideration of at least one (1) member of an underrepresented group, in each pool of new candidates considered for nomination to the Board, thereby ensuring that members of underrepresented populations are considered for nomination to the Board with appropriate consistency. Director from an “underrepresented community” means an individual who self-identifies as Black, African American, Hispanic, Latino, Asian, Pacific Islander, Native American, Native Hawaiian or Alaska Native, and/or who self-identifies as female, gay, lesbian, bisexual or transgender.

The Company will comply with the NASDAQ Global Stock Market (“Nasdaq”) diversity requirement for the composition of boards of directors. In the event of a conflict between the Nasdaq diversity requirements and this Stipulation, the Company will follow the Nasdaq requirements.

3.3	Separation of Chief Executive Officer and Chairperson

As set forth in Exhibit 1 attached hereto, the Board shall amend the Corporate Governance Guidelines to provide that the Chairperson of the Board and the Chief Executive Officer shall be occupied by different individuals.

3.4	Enhancements to the Duties and Responsibilities of the Audit Committee Regarding Financial Reporting and Internal Controls

The Board shall amend the Charter of its Audit Committee as reflected in the attached Exhibit 2 to require the following enhancements to the Audit Committee’s duties and responsibilities relating to financial reporting and internal controls (among others reflected in the Charter attached hereto):

Review with management, the Auditors and the internal auditors the quality and adequacy of internal controls that could significantly affect the Company’s financial statements and related public filings and disclosures and the disclosure controls and procedures designed to ensure compliance with applicable laws and regulations. Where weaknesses exist, timely oversee and review internal controls necessary to remedy those weaknesses;

For purposes of ensuring sufficient disclosures concerning material risks, discuss with the Risk Oversight Committee, appropriate members of management and the Auditors the Company’s major financial risk exposures, including financial, operational, compliance, strategic, privacy, cybersecurity, business continuity, third party risks, legal and regulatory risks, any emerging risks, the Company’s policies with respect to risk assessment and risk management, and the steps management has taken to monitor and control these exposures. Without limiting the generality of the foregoing, the Committee shall meet at least quarterly with management regarding the strategy for monitoring and maintaining information security;

Receive at least quarterly reports from the Chief Risk Officer regarding compliance with public reporting requirements, internal risk assessment and internal reporting, and applicable laws and regulations, including those relating to public disclosures about the Company’s business affairs, financial reporting and risk exposure;

Prior to each quarterly earnings release, the Committee shall discuss with management and the Auditors the earnings press release, financial information and earnings guidance to be provided to investors, analysts or rating agencies. The Committee shall also either listen to or review transcripts of any earnings teleconferences;

Obtain input from management representatives, including, a representative from the Disclosure Committee and the Chief Risk Officer, as necessary to review the accuracy of public disclosures, including, with respect to: (i) the Company’s internal controls over IT systems; (ii) accounting policies; (iii) operations, enterprise risks and compliance matters that may have a material impact on the Company’s operational performance, financial health, balance of risk, stability, and liquidity; and (iv) any other material matters required to be disclosed under state and federal securities laws and regulations; and

For purposes of ensuring sufficient disclosures regarding material risks, receive and review a report at least annually from the Risk Oversight Committee and the Company’s Global Head of Ethics concerning the implementation and effectiveness of the Company’s compliance and ethics program, including the process for monitoring compliance with the ethics codes. The Company’s Global Head of Ethics shall have the authority to communicate personally to representatives of both the Audit Committee and the Risk Oversight Committee promptly on any matter involving criminal conduct or potential criminal conduct that poses a substantial risk to the Company.’’’

3.5	Creation of a Board-Level Risk Oversight Committee

The Company shall create a new, Board-level Risk Oversight Committee and adopt a charter for the Committee as set forth in Exhibit 7. The Committee shall be appointed by and will serve at the discretion of the Board. The Committee will be composed of not less than three Board members, each of whom shall be “independent” in accordance with requirements of Nasdaq and the rules and regulations of the SEC, as determined by the Board in its business judgment and qualify as “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. The Chairperson of the Committee shall be designated by a majority vote of the entire Board.

Members of the Committee shall serve until their successors are duly elected and qualified or their earlier resignation or removal. The Board may replace any member of the Committee.

The Committee shall meet in person or telephonically, at least four times a year, at such times and places as determined by the Chairperson of the Committee. The Committee shall meet in executive session without the presence of any members of management as often as it deems appropriate. The Committee shall maintain written minutes of its meetings, which will be filed with the meeting minutes of the Board.

The purpose of the Risk Oversight Committee shall be to assist the Board in fulfilling its corporate governance responsibilities with regard to the evaluation and oversight of the Company’s risk management framework and associated guidelines, policies, and processes. The Committee has overall responsibility for monitoring and approving the material risk policies of the Company.

The Risk Oversight Committee shall have the following duties and responsibilities:

(i) oversee the Company’s Enterprise Risk Management Program (ERM) and, at least annually, preview the ERM assessment and process for subsequent review by the Board;

(ii) oversee the development, implementation and operation of policies necessary to identify, assess, monitor and manage all categories of enterprise risk, including strategic, operational, technology, and compliance;

(iii) oversee and monitor the material risk management policies of the Company’s operations;

(iv) oversee and monitor the Company’s risk management framework;

(v) discuss with the Audit Committee and management the Company’s major risk exposures, including operational, compliance, strategic, privacy, cybersecurity, technology, business continuity, third party risks, legal and regulatory risks, any emerging risks, the Company’s policies with respect to risk assessment and risk management, and the steps management has taken to monitor and control these exposures. Without limiting the generality of the foregoing, the Committee shall meet at least quarterly with management regarding the strategy for monitoring and maintaining information security;

(vi) assist in the Board’s oversight of the role of technology in executing the Company’s strategy and supporting the Company’s business and operational requirements;

(vii) oversee and monitor the Company’s technology risk management, including but not limited to the Company’s material programs, policies, and safeguards for information technology, cybersecurity and data security;

(xiii) receive and review periodic reports from the Company’s Chief Information Officer concerning the Company’s technology infrastructure and the quality and effectiveness of the Company’s information technology systems and processes;

(ix) report as necessary to the full Board whenever any material risks are identified and any proposed next steps;

(x) coordinate with other committees of the Board regarding the oversight of risks, as appropriate;

(xi) evaluate significant risk exposures of the Company and assess management’s actions to mitigate the exposures in a timely manner;

(xii) review at least annually with the Company’s Global Head, Ethics the implementation and effectiveness of the Company’s compliance and ethics program, including the process for monitoring compliance with the ethics codes and the Company’s annual ethics training program. The Company’s Global Head, Ethics shall have the authority to communicate personally to the Committee promptly on any matter involving criminal conduct or potential criminal conduct that poses a substantial risk to the Company;

(xiii) receive and review quarterly (and more often as necessary) reports from the Chief Risk Officer concerning, among other things, any potential material issues regarding: the Company’s risk management framework, policies or compliance with applicable laws, and the Company’s contracts and relationships with its vendors, including the Company’s ability to perform adequately under those contracts, and the risk of nonpayment and/or fines associated with any inability to perform under the contracts;

(xiv) review at least annually the effectiveness of the Company’s internal controls over the Company’s compliance and management risks, with the assistance of the General Counsel and the Chief Compliance Officer, and review proposed changes to the Company’s policies and internal controls as necessary;

(xv) Annually review and reassess the adequacy of, and compliance with, the Committee’s charter, including the Committee’s purpose, structure, processes, membership requirements and responsibilities as herein set forth, and recommend any proposed changes to the Board for approval;

(xvi) review annually the Risk Oversight Committee’s own performance and report the results of such review to the Board; and

(xvii) The Chairperson of the Committee shall report to the Board at each meeting of the Board the deliberations, actions and recommendations of the Committee since the last Board meeting and such other matters as the Board shall from time to time specify.

The Risk Oversight Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities. In connection therewith, the Committee shall have full access to all relevant records and personnel of the Company and may request any other Board members, officers or employees of the Company, the Company’s outside counsel, or any Advisor (as defined below) to attend a Committee meeting. The Committee may delegate any of its responsibilities to such person or persons, including officers or employees of the Company or any of its Committee members, except to the extent otherwise prohibited by applicable law or the rules and regulations of the SEC or Nasdaq. The Committee has the right, in its sole discretion, to retain or obtain advice, reports or opinions from such internal and external counsel, director search firms, compensation consultants and other experts and advisors (each, an “Advisor”) as it deems necessary or appropriate to assist it in the full performance of its duties and responsibilities. The Committee shall be directly responsible for the scope and oversight of the work of any Advisor retained by the Committee. The Company shall provide for appropriate funding, as determined by the Committee, for payment of reasonable compensation to any Advisor retained by the Committee. The Committee shall evaluate whether any consultant retained or to be retained by it has any conflict of interest in accordance with Item 407(e)(3)(iv) of Regulation S-K, as may be amended from time to time.

Notwithstanding anything else contained in this charter to the contrary, the Committee shall not be empowered to approve matters that applicable law, the Company’s Amended and Restated charter or the Company’s Amended and Restated By-Laws require to be approved by a vote of the full Board.

3.6	Enhancements to Duties of Chief Information Officer

The duties and responsibilities of the Company’s Chief Information Officer shall include, among other things:

(i) Make decisions for Conduent’s technology infrastructure generally and ensure that it adequately aligns with the Company’s objectives;

(ii) Remain informed and aware of new and existing technologies to guide the Company’s goals and actions moving forward;

(iii) Examine the Company’s short- and long-term technology;

(iv) Manage the Company’s physical and personnel technology infrastructure, including deployment, integration, systems management, and the development of technical operations personnel;

(v) Manage vendor relations to ensure that service expectations are delivered; and

(vi) Serve on the Disclosure Committee.

Periodically, the Chief Information Officer shall provide a report to the Risk Oversight Committee regarding the quality and effectiveness of the Company’s IT systems and processes.

3.7	Addition of Chief Risk Officer to Management-Level Disclosure Committee

The Company shall amend its charter for the management-level Disclosure Committee (“Disclosure Committee”) as set forth in Exhibit 3, to add the Chief Risk Officer as a member of the Committee.

3.8	Compensation Recoupment Policy

The Company shall adopt the Amended Compensation Recoupment Policy, as set forth in Exhibit 4, attached hereto.

3.9	Compensation Committee Charter

The Compensation Committee Charter shall be amended, as shown in Exhibit 5, attached hereto, to require the Compensation Committee to:

Receive and review a quarterly report from the General Counsel on any stock sales by any Section 16 officer during the previous quarterly period.

3.10	Director Education

Conduent’s Corporate Governance Guidelines shall be amended, as shown in Exhibit 1, to include:

The Company has a mandatory orientation program for new Directors to familiarize them with the Company’s business, strategic plans, significant financial, accounting and risk management issues, compliance programs, conflicts policies, code of business conduct and business ethics and corporate governance guidelines. This process includes review of background materials and meetings with senior management. Each Director shall participate in annual continuing educational programs in order to maintain the necessary level of expertise to perform his or her responsibilities as a Director. Topics for the new Director orientation and the director continuing education program shall be chosen or approved by the Board at its sole discretion.

3.11	Whistleblower Policy

The Company’s Ethics Charter shall be amended, as shown in Exhibit 6 attached hereto, to include:

The Audit Committee shall maintain for a period of not less than five (5) years, a written log of whistleblower complaints, as well as the results of all investigations of complaints.

3.12	Director Independence

The Board shall ensure that at least three-quarters (75%) of its members are “independent,” as defined by the Nasdaq listing requirements.

4.	Settlement Procedures

4.1 Plaintiffs shall submit the Stipulation together with its Exhibits to the Court and shall move for entry of an order substantially in the form of Exhibit A hereto (the “Preliminary Approval Order”), requesting: (i) the preliminary approval of the Settlement set forth in the Stipulation; (ii) approval of the form and manner of providing notice of the Settlement to current Conduent shareholders substantially in the forms attached hereto as Exhibits A-1 (“Long-Form Notice”) and A-2 (“Short-Form Notice”; the Long-Form Notice and Short-Form Notice collectively, the “Settlement Notice”); and (iii) a date of the Settlement Hearing.

4.2 Conduent shall undertake the administrative responsibility for giving notice to current Conduent shareholders and shall be solely responsible for paying the costs and expenses related to providing such notice to its shareholders. Within ten (10) business days following the Court’s entry of the Preliminary Approval Order, Conduent shall cause the Stipulation and Long-Form Notice to be filed with the SEC via a Current Report on Form 8-K or other appropriate filing and publish the Short-Form Notice one time in the Investor’s Business Daily. The SEC filing will be accessible via a link on the “Investor Relations” page at https://investor.conduent.com/, the address of which shall be contained in the Settlement Notice. If additional notice is required by the Court, then the cost and administration of such additional notice will be borne by Conduent. The Settling Parties believe the content and manner of the notice, as set forth in this paragraph, constitutes adequate and reasonable notice to current Conduent shareholders pursuant to applicable law and due process. No later than thirty-five (35) days before the Settlement Hearing, Defendants’ Counsel shall file with the Court an appropriate affidavit or declaration with respect to filing and posting the Long-Form Notice and Short-Form Notice.

4.3 Plaintiffs will also request that the Court hold a hearing in the Actions (the “Settlement Hearing”) to consider and determine whether the District Court Approval Order and the Judgment, substantially in the forms of Exhibits B and C hereto, should be entered: (a) approving the terms of the Settlement as fair, reasonable and adequate; and (b) dismissing with prejudice the Actions against the Settling Defendants.

4.4 Pending the Effective Date, none of the Settling Parties shall: (i) prosecute or pursue any of the Derivative Matters or (ii) file, prosecute, or pursue any other actions, proceedings, or demands relating to the Derivative Matters or the Settlement.

4.5 Within three (3) days of the Effective Date, Plaintiffs shall file a Notice of Dismissal with Prejudice of the State Action.

5.	Releases

5.1 Upon the Effective Date, as defined in ¶7.1, Plaintiffs (acting on their own behalf and derivatively on behalf of Conduent and its stockholders), all other stockholders of Conduent, and Conduent, for good and sufficient consideration, the receipt and adequacy of which are hereby acknowledged, shall be deemed to have, and by operation of law and of the Judgment shall have, fully, finally, and forever compromised, settled, released, resolved, relinquished, waived, and discharged and dismissed with prejudice each and every one of the Released Claims against the Released Persons.

5.2 Upon the Effective Date, as defined in ¶7.1, Plaintiffs (acting on their own behalf and derivatively on behalf of Conduent and its stockholders), all other stockholders of Conduent, and Conduent, for good and sufficient consideration, the receipt and adequacy of which are hereby acknowledged, shall be forever barred and enjoined from commencing, instituting or prosecuting any of the Released Claims against any of the Released Persons. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

5.3 Upon the Effective Date, as defined in ¶7.1, each of the Released Persons, for good and sufficient consideration, the receipt and adequacy of which are hereby acknowledged, shall be deemed to have, and by operation of law and of the Judgment shall have, fully, finally, and forever compromised, settled, released, resolved, relinquished, waived, and discharged each and all of the Plaintiffs and Plaintiffs’ Counsel and all Conduent stockholders (solely in their capacity as Conduent stockholders) from all claims (including Unknown Claims) arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement or resolution of the Derivative Matters or the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

6.	Plaintiffs’ Counsel’s Separately Negotiated Attorneys’ Fees and Expenses

6.1 After negotiating the material substantive terms of the Settlement, Plaintiffs’ Counsel, counsel for Conduent, and DRC Counsel, with the assistance of the Mediator, separately negotiated the attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel based on the substantial benefits conferred upon Conduent and its stockholders by the Settlement. In light of the substantial benefits conferred by Plaintiffs’ Counsel’s efforts upon Conduent and its stockholders, Conduent, acting by and through its Board, has agreed that Settling Defendants shall cause to be paid to Plaintiffs’ Counsel two million, two hundred thousand dollars ($2,200,000.00) in attorneys’ fees and expenses, subject to Court approval (the “Fee and Expense Amount”).

6.2 Settling Defendants shall cause the separately negotiated Fee and Expense Amount to be paid within thirty (30) days of the entry of an order from the Court preliminarily approving the Settlement via either a paper check or wire transfer into an account or accounts identified by Plaintiffs’ Counsel, subject to Plaintiffs’ Counsel’s timely transmission of wire instructions, check payee(s) information and tax identification numbers. The funds shall be releasable immediately upon entry of an order granting final approval of the Settlement and approving the Fee and Expense Amount or such other amount as may be awarded by the Court, notwithstanding the existence of any timely filed objections thereto, or potential for appeal therefrom, or collateral attack on the Settlement or any part thereof, subject to Plaintiffs’ Counsel’s several obligation to make appropriate refunds or repayments if, and when, as a result of any appeal and/or further proceedings on remand, or successful collateral attack, approval of the Settlement is denied or overturned.

6.3 Plaintiffs’ Counsel may apply to the Court for service awards of up to three thousand dollars ($3,000.00) for each of the Plaintiffs, to be paid out of the Fee and Expense Amount upon Court approval. The Court’s decision regarding whether to approve any requested service award, in whole or in part, shall have no effect on the Settlement. The Settling Defendants take no position with respect to the service awards. Neither Conduent nor any of the Settling Defendants shall be liable for any portion of any service award approved by the Court.

7.	Conditions of Settlement; Effect of Disapproval, Cancellation, or Termination

7.1 The Effective Date shall be conditioned on the occurrence of all of the following events:

(a) the approval of the Settlement and each of its terms by the Board, which approval has occurred and is reflected in a Board resolution provided to Plaintiffs’ Counsel;the Court has entered the District Court Approval Order, substantially in the form of Exhibit B attached hereto; and the Court has entered the Judgment, substantially in the form of Exhibit C attached hereto; and

(b) the Judgment has become Final.

7.2 If any of the conditions specified in ¶7.1 are not met, then the Stipulation shall be canceled and terminated subject to the provisions of ¶7.4, unless counsel for the Settling Parties mutually agree in writing to proceed with an alternative or modified Stipulation and submit it for Court approval.

7.3 The Settling Parties shall each have the right to terminate the Settlement and this Stipulation, by providing written notice of their election to do so (“Termination Notice”) to the other parties to this Stipulation within thirty (30) days of: (a) the Court’s final refusal to enter the District Court Approval Order in any material respect; (b) the Court’s final refusal to enter the Judgment in any material respect as to the Settlement; or (c) the date upon which the Judgment is modified or reversed in any material respect by the U.S. Court of Appeals for the Second Circuit or the U.S. Supreme Court. The provisions of ¶7.4 below shall apply to any termination under this paragraph. Any decision or proceeding, whether in this Court or any appellate court, with respect to an application for attorneys’ fees or payment of litigation expenses shall not affect the finality of any Judgment and shall not be grounds for termination of the Settlement.

7.4 If for any reason this Stipulation is terminated, or cancelled, or otherwise fails to become effective for any reason:

(a) The Settling Parties, Released Persons and Related Parties shall be restored to their respective positions that existed immediately prior to the date of execution of this Stipulation;

(b) All negotiations, proceedings, documents prepared and statements made in connection with this Stipulation shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by a Settling Party of any act, matter, or proposition and shall not be used in any manner for any purpose (other than to enforce the terms remaining in effect) in any subsequent proceeding in the Derivative Matters or in any other action or proceeding; and

(c) The terms and provisions of the Stipulation, with the exception of the provisions of ¶6.2, shall have no further force and effect with respect to the Settling Parties and shall not be used in the Derivative Matters or in any other proceeding for any purpose, and any judgment or orders entered by the Court in accordance with the terms of the Stipulation shall be treated as vacated, nunc pro tunc.

7.5 No order of the Court or modification or reversal on appeal of any order of the Court concerning the amount of attorneys’ fees, costs, and expenses awarded by the Court to Plaintiffs’ Counsel shall constitute grounds for cancellation or termination of the Stipulation, affect the enforceability of the Stipulation, or delay or preclude the Judgment from becoming Final.

8.	Miscellaneous Provisions

8.1 The Settling Parties: (a) acknowledge that it is their intent to consummate the terms and conditions of this Stipulation and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation.

8.2 The Settling Parties intend this Settlement to be a final and complete resolution of all disputes between Plaintiffs, Conduent, and Conduent’s stockholders, on the one hand, and the Released Persons, on the other hand, arising out of, based upon, or related to, the Released Claims. The Settlement compromises claims that are contested and shall not be deemed an admission by any Settling Party or Released Person as to the merits of any claim, allegation, or defense. The District Court Approval Order shall contain a finding that during the course of the litigation, the parties and their respective counsel at all times complied with the requirements of Rule 11 of the Federal Rules of Civil Procedure and all other similar laws relating to the institution, prosecution, defense, or settlement of the Derivative Matters. No party or Related Party shall assert any claims for violation of Rule 11 of the Federal Rules of Civil Procedure or any similar laws relating to the institution, prosecution, defense, or settlement of the Derivative Matters. The Settling Parties agree that the Released Claims are being settled voluntarily after consultation with the Mediator and legal counsel who were fully competent to assess the strengths and weaknesses of their respective clients’ claims or defenses.

8.3 The Settling Parties agree that any disputes between or amongst the parties related to the Settlement or any of its terms shall be presented to and be mediated, and, if necessary, finally decided and resolved by the Mediator on the terms and subject to the processes and procedures determined by the Mediator.

8.4 Pending the Effective Date, the Settling Parties agree not to initiate any proceedings concerning the Released Claims other than those incident to the Settlement itself; provided, however, that Conduent and the Settling Defendants may seek to prevent or stay any other action or claims brought seeking to assert any Released Claims.

8.5 Neither the Stipulation nor the Settlement, including any Exhibits attached hereto, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way as a concession, admission or evidence of the validity of any Released Claims, or of any fault, wrongdoing, or liability of the Released Persons or Conduent; or (b) is or may be deemed to be or may be used as a presumption, admission, or evidence of, any liability, fault, or omission of any of the Released Persons or Conduent in any civil, criminal, administrative, or other proceeding in any court, administrative agency, tribunal, or other forum. Neither this Stipulation nor the Settlement shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement, and except that the Released Persons may file or use the Stipulation, the District Court Approval Order and/or the Judgment, in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, standing, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

8.6 All designations and agreements made and orders entered during the course of the Actions relating to the confidentiality of documents or information shall survive this Settlement.

8.7 All Exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.

8.8 This Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Settling Parties or their respective successors-in-interest.

8.9 This Stipulation and the Exhibits attached hereto constitute the entire agreement among the Settling Parties and no representations, warranties, or inducements have been made to any Settling Party concerning the Stipulation and/or any of its Exhibits, other than the representations, warranties, and covenants contained and memorialized in such documents. The Stipulation supersedes and replaces any prior or contemporaneous writing, statement, or understanding pertaining to the Derivative Matters and no parole or other evidence may be offered to explain, construe, contradict, or clarify its terms, the intent of the Settling Parties or their counsel, or the circumstances under which the Stipulation was made or executed. It is understood by the Settling Parties that, except for matters expressly represented herein, the facts or law with respect to which this Stipulation is entered into may turn out to be other than or different from the facts now known to each party or believed by such party to be true; each party therefore expressly assumes the risk of facts or law turning out to be different, and agrees that this Stipulation shall be in all respects effective and not subject to termination by reason of any such different facts or law.

8.10 Except as otherwise provided herein, all parties, including all Settling Defendants, their counsel, Conduent and its counsel, and Plaintiffs and Plaintiffs’ Counsel, shall bear their own fees, costs, and expenses.

8.11 Counsel for the Settling Parties are expressly authorized by their respective clients to take all appropriate actions required or permitted to be taken pursuant to the Stipulation to effectuate its terms and conditions.

8.12 Plaintiffs represent and warrant they have not assigned or transferred, or attempted to assign or transfer, to any Person any Released Claim or any portion thereof or interest therein.

8.13 Each counsel or other Person executing this Stipulation or any of its Exhibits on behalf of any party hereto hereby warrants that such Person has the full authority to do so.

8.14 Any failure by any party to this Stipulation to insist upon the strict performance by any other party of any of the provisions of the Stipulation shall not be deemed a waiver of any of the provisions, and such party, notwithstanding such failure, shall have the right thereafter to insist upon strict performance of all provisions of the Stipulation to be performed by such other party.

8.15 The Stipulation and Exhibits may be executed in one or more counterparts. A faxed or PDF signature shall be deemed an original signature for purposes of this Stipulation. All executed counterparts including facsimile and/or PDF counterparts shall be deemed to be one and the same instrument. A complete set of counterparts, either originally executed or copies thereof, shall be filed with the Court.

8.16 This Stipulation shall be binding upon, and inure to the benefit of, the Settling Parties and the Released Persons and their respective successors, assigns, heirs, spouses, marital communities, executors, administrators, trustees in bankruptcy, and legal representatives.

8.17 Without affecting the finality of the Judgment, entered in accordance with this Stipulation, the Court shall retain jurisdiction with respect to implementation and enforcement of the terms of the Stipulation, the District Court Approval Order, and the Judgment, and the Settling Parties hereto submit to the jurisdiction of the Court for purposes of implementing and enforcing the Settlement embodied in the Stipulation, the District Court Approval Order, and the Judgment, and for matters arising out of, concerning, or relating thereto.

8.18 This Stipulation shall survive any Change of Control of the Company, regardless of the effect a change in control will otherwise have on the litigation, including on the Corporate Governance Policies provided for herein, to the extent they remain applicable following a Change of Control. For purposes of this Paragraph, “Change of Control” means the sale of all or substantially all the assets of the Company; any merger, consolidation or acquisition of the Company with, by or into another corporation, entity or person; or any change in the ownership of more than fifty percent (50%) of the voting capital stock of the Company in one or more related transactions.

8.19 This Stipulation and the Exhibits hereto shall be considered to have been negotiated, executed, and delivered, and to be wholly performed, in the State of New York, and the rights and obligations of the Settling Parties to the Stipulation shall be construed and enforced in accordance with, and governed by, the internal substantive laws of the New York without giving effect to New York’s choice-of-law principles.

8.20 The headings herein are used for the purpose of convenience only and are not meant to have legal effect.

8.21 Nothing in this Stipulation, or the negotiations relating thereto, is intended to or shall be deemed to constitute a waiver of any applicable privilege or immunity, including, without limitation, the attorney-client privilege, the joint defense privilege, or work product protection.

8.22 Without further order of the Court, the parties may agree to reasonable extensions of time to carry out any of the provisions in this Stipulation.

IN WITNESS THEREOF, the Settling Parties have caused the Stipulation to be executed, by themselves and/or by their duly authorized attorneys, dated February 16, 2022.

ROBBINS LLP

/s/ Craig W. Smith

BRIAN J. ROBBINS

CRAIG W. SMITH

SHANE P. SANDERS

EMILY R. BISHOP

5040 Shoreham Place

San Diego, CA 92122

Telephone: (619) 525-3990

Facsimile: (619) 525-3991

E-mail: brobbins@robbinsllp.com

csmith@robbinsllp.com

ssanders@robbinsllp.com

ebishop@robbinsllp.com

Federal Action Co-Lead Counsel and

Counsel for Plaintiff Jack Kiner

ROBBINS GELLER RUDMAN & DOWD LLP

/s/ Erik W. Luedeke

BENNY C. GOODMAN III

ERIK W. LUEDEKE

655 West Broadway, Suite 1900

San Diego, CA 92101

Telephone: (619) 231-1058

Facsimile: (619) 231-7423

E-mail: bennyg@rgrdlaw.com

eluedeke@rgrdlaw.com

RIGRODSKY LAW, P.A.

/s/ Vincent A. Licata

VINCENT A. LICATA

SETH D. RIGRODSKY

TIMOTHY J. MACFALL

825 East Gate Boulevard, Suite 300

Garden City, NY 11530

Telephone: (516) 683-3516

Facsimile: (302) 654-7530

Email: sdr@rl-legal.com

tjm@rl-legal.com

vl@rl-legal.com

Federal Action Co-Lead Counsel and

Counsel for Plaintiff Kario-Paul Brown

NEWMAN FERRARA LLP

/s/ Roger A. Sachar

ROGER A. SACHAR

1250 Broadway, 27th

Floor New York, New

York 10001 Telephone:

(212) 619-5400 E-mail:

rsachar@nfllp.com

State Action Liaison Counsel and Counsel

for Plaintiff Clifford Elow

KAHN SWICK FOTI, LLC

/s/ Melinda A. Nicholson

MELINDA A. NICHOLSON

1100 Poydras Street, Suite

3200 New Orleans, Louisiana

70163 Telephone: (504) 455-1400

Email: Melinda.nicholson@ksfcounsel.com

State Action Co-Lead Counsel and

Counsel for Plaintiff Clifford Elow

SHUMAN, GLENN & STECKER

/s/ Kip B. Shuman

KIP B. SHUMAN

100 Pine Street, Ste. 1250

San Francisco, CA 94111

Telephone: (303) 861-3003

Facsimile: (303) 536-7849

Email: kip@shumanlawfinn.com

State Action Co-Lead Counsel and

Counsel for Plaintiff Eric Gilbert

KING & SPALDING LLP

/s Israel Dahan

ISRAEL DAHAN

WARREN POPE

1185 Avenue of the Americas

34th Floor

New York, NY 10036

Telephone: (212) 556-2100

Fax: (212) 556-2222

E-mail: idahan@kslaw.com

wpope@kslaw.com

Counsel for Defendants Brian J. Webb

-Walsh, Ashok Vemuri, William G. Parrett,

Paul S. Ga/ant, Vincent J. Intrieri,

Courtney R. Mather and Michael A. Nutter

HOLLAND & KNIGHT, LLP

/s/ Tracy Nichols

TRACY NICHOLS

ALLISON KERNISKY

701 Brickell Avenue, Suite 3300

Miami, FL 33131

Telephone: (305) 789-7715

Fax: (305) 789-7799

E-mail: tracy.nichols@hklaw.com

allison.kemisky@hklaw.com

Counsel for Demand Review Committee

CONDUENT INCORPORATED

/s/ Nicole D. Bearce

Nicole D. Bearce

100 Campus Dr., Suite 200

Florham Park, NJ 07932

Telephone: (973) 261-7078

E-mail: nicole.bearce@conduent.com

Counsel for Nominal Defendant

Conduent Incorporated

EXHIBIT 1

Corporate Governance Guidelines

The following Corporate Governance Guidelines have been adopted by the Board of Directors of Conduent Incorporated to assist the Board in the exercise of its responsibilities. These Corporate Governance Guidelines reflect the Board’s commitment to monitor the effectiveness of policy and decision making both at the Board and management level, with a view to enhancing long-term shareholder value. These Corporate Governance Guidelines shall be reviewed by the Board, through the Corporate Governance Committee, on an annual basis and are subject to modification from time to time by the Board acting by a majority of the independent directors as determined under these Guidelines. Waivers of these Corporate Governance Guidelines may be made by the Board or the Corporate Governance Committee only.

The Board

The Board’s Goals

The Conduent Board of Directors represents the owners’ interest in the operation of a successful business, including optimizing long-term financial returns. The Board is responsible for determining that the Company is managed in such a way to ensure this result, which will also assure the company’s vitality for its customers, employees and the other individuals and organizations that depend on it. This is an active, not a passive, responsibility. The Board has the responsibility to ensure that in good times, as well as difficult ones, management is capably executing its responsibilities.

The Board’s responsibility is to regularly monitor the effectiveness of management policies and decisions including the creation and execution of its strategies. The Board is also responsible for monitoring the establishment and enforcement of procedures designed to ensure that the Company’s management and employees operate in a legal and ethically responsible manner. When it is appropriate or necessary, it is the Board’s responsibility to remove the Chief Executive Officer and to select his or her successor.

To achieve the above goals, the Board will monitor the performance of the Company (in relation to its goals, strategy and competitors) and the performance of the Chief Executive Officer and offer advice and feedback.

Any relevant information relating to an upcoming meeting of the Board will be provided to all directors and, to the extent practicable under the circumstances, shall be provided in advance of such meeting.

Role of Directors

The business of the Company is managed under the direction of the Board. Normally it is management’s job to formalize, propose and implement strategic choices, and the Board’s role to approve strategic direction and evaluate strategic results. However, as a practical matter, the Board and management will be better able to carry out their respective responsibilities if there is an ongoing dialogue among the Chief Executive Officer, other members of top management and Board members. To facilitate such discussions, the Board conducts an annual review of the Company’s long-term strategic plans and principal issues. Periodically during the year, the Board receives strategy updates from members of senior management of the Company.

Directors are expected to spend the time and effort necessary to properly discharge their responsibilities. Accordingly, a Director is expected to regularly attend meetings of the Board

Conduent Incorporated Corporate

Governance Guidelines (Effective

(May 23, 2021)

4

and committees on which he or she sits, and to review prior to meetings material distributed in advance for such meetings. A Director who is unable to attend a Board or Committee meeting (which, it is understood will occur on occasion) is expected to notify the Secretary of the Company who will advise the Chair of the Board and/or the Chair of the relevant Committee. All Directors are expected to attend the Company’s Annual Meeting of Shareholders.

Selection of the Chair of the Board

The Chair of the Board and the Chief Executive Officer shall be occupied by different individuals. Notwithstanding the limitations in this paragraph, the Board shall be free to choose its Chair in any way that it deems best for the Company at any given point in time.

The Board believes that it should consider rotating the position of the Chair of the Board among Board members periodically to provide, among other things, refreshed leadership and differing perspectives and viewpoints. The Board generally believes that it should evaluate if the same Director should be elected Chair at more than two consecutive annual elections to balance the importance of experience and continuity in relation to the numerous benefits fresh leadership can bring.

Size of the Board

The Board has determined that having 7—12 Directors permits diversity of experience without hindering effective discussion or diminishing individual accountability.

Independence of the Board

The Board is comprised of a substantial majority of Directors who qualify as independent Directors. The Board will make a determination as to each Director’s independence broadly considering all relevant facts and circumstances. However, the Board has adopted categorical standards to assist it in making the independence determination. Under these categorical standards, a Director shall be presumed not to have a material relationship with the Company or any of its consolidated subsidiaries, and thus be presumed to be independent, if the Director meets all the bright-line independence and other applicable requirements under the listing standards of the NASDAQ Stock Market (NASDAQ) and all other applicable laws, rules and regulations regarding director independence, in each case from time to time in effect.

The Corporate Governance Committee, as well as the Board, annually review the relationships that each Director has with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) to ensure compliance with NASDAQ listing standards and requirements otherwise imposed by law or regulation and the foregoing categorical standards. Following this review, only those Directors who the Board affirmatively determines have no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) will be considered independent Directors under such standards, law or regulation and such categorical standards.

Board Membership Criteria

The ultimate responsibility for the selection of new Directors resides with the Board. The identification, screening and recommendation process has been delegated to the Corporate Governance Committee, which reviews candidates for election as Directors and annually recommends a slate of Directors for approval by the Board and election by the shareholders.

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The Board requires that a substantial majority of the Board should consist of independent Directors. Any management representation should be limited to top Conduent management. Nominees for Director are selected on the basis of, among other things, broad perspective, integrity, independence of judgment, experience, expertise, diversity, ability to make independent analytical inquiries, understanding of the Company’s business environment and willingness to devote adequate time and effort to Board responsibilities. Members should represent a predominance of business backgrounds and bring a variety of experiences and perspectives to the Board. When seeking candidates for the nomination of new (non-incumbent) directors, the Company shall consider underrepresented populations, including consideration of at least one (1) member of an underrepresented group, in each pool of new candidates considered for nomination to the Board, thereby ensuring that members of underrepresented populations are considered for nomination to the Board with appropriate consistency. Director from an “underrepresented community” means an individual who self-identifies as Black, African American, Hispanic, Latino, Asian, Pacific Islander, Native American, Native Hawaiian or Alaska Native, and/or who self-identifies as female, gay, lesbian, bisexual or transgender.

The Company will comply with the NASDAQ Global Stock Market (“Nasdaq”) diversity requirement for the composition of boards of directors.

Other Company Directorships

The Company does not have a policy limiting the number of other company boards of directors upon which a Director may sit. However, the Corporate Governance Committee shall consider the number of other company boards and other boards (or comparable governing bodies) on which a prospective nominee is a member. It is the sense of the Board that prospective Directors should simultaneously serve on no more than 2—4 other public company Boards, depending on their personal circumstances.

Directors are expected to advise the Chair of the Board and the Chair of the Corporate Governance Committee in advance of accepting any other company directorship or any assignment to the audit committee or compensation committee of the Board of Directors of any other company.

In the event that any member of senior management wishes to accept any other company directorship of a for profit company or any assignment to the audit committee or compensation committee of the Board of Directors of any such other company, such member of senior management shall first inform the Board. After informing the Board, such member of senior management shall only accept such directorship or assignment if the Board determines that accepting such directorship or assignment will not conflict with, or in any manner detract from, his/her obligations to the Company.

Directors Who Change Their Present Job Responsibility

Any Director whose affiliation or position of principal employment changes substantially after election to the Board will be expected to submit a resignation as a Director for consideration by the Corporate Governance Committee and the Board. The Corporate Governance Committee will review with the Board the effects of this change upon the interests of the Company and recommend to the Board whether to accept the resignation. Directors who are also Conduent employees are expected to offer their resignation from the Board at the same time they leave active employment with the Company, which shall be subject to acceptance by the Board.

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Retirement Age

It is the general policy of the Board that Directors will not stand for re-election after reaching age 75. However, the Board may determine to waive this policy in individual cases.

Term Limits

The Board does not believe it should establish term limits. While term limits could help ensure that there are fresh ideas and viewpoints available to the Board, they hold the disadvantage of losing the contribution of Directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and, therefore, provide an increasing contribution to the Board as a whole.

As an alternative to term limits, the Corporate Governance Committee and the Board, will formally annually review each Director’s continuation on the Board.

Board Compensation

A Director who is also an officer of the Company shall not receive additional compensation for such service as a Director.

The Company believes that compensation for non-employee Directors should be competitive and should encourage ownership of the Company’s stock through the payment of a portion of Director compensation in Company stock or similar compensation. The Corporate Governance Committee will periodically review the level and form of the Company’s Director compensation, including how such compensation compares to Director compensation of companies of comparable size, industry and complexity. Changes to Director compensation will be proposed to the full Board for consideration.

No member of the Audit Committee may receive, directly or indirectly, any compensation from the Company other than (a) fees paid to directors for service on the Board, (b) additional fees paid to directors for service on a committee of the Board (including the Audit Committee) and/or for serving as the chairperson of such a committee, (c) a pension or other deferred compensation for prior service that is not contingent on future services on the Board and (d) de minimis fringe benefits offered to all Directors.

Director Share Ownership Requirement

All non-employee Directors are expected to establish a meaningful equity ownership requirement in the Company in an amount equal to six times the annual director cash retainer. Directors shall retain 50% of all shares received upon the vesting of equity awards (net of shares which may be sold to cover applicable taxes) until the threshold is achieved.

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Board Access to Management, other Employees and Advisors

Board members have complete access to the Company’s senior management and other employees. Board members have the authority to obtain advice and assistance from outside legal, accounting or other advisors of their own choosing, at the expense of the Company.

Board Interaction with Interested Parties

The Board believes that management generally should speak for the Company. Any interested parties desiring to communicate with the non-management Directors regarding the Company may directly contact the Chair of the Board, c/o Conduent Incorporated, Corporate Secretary, 100 Campus Drive, Suite 200, Florham Park, NJ 07932.

Board Orientation and Continuing Education

The Company has a mandatory orientation program for new Directors to familiarize them with the Company’s business, strategic plans, significant financial, accounting and risk management issues, compliance programs, conflicts policies, code of business conduct and business ethics and corporate governance guidelines. This process includes review of background materials and meetings with senior management. Each Director shall participate in annual continuing educational programs in order to maintain the necessary level of expertise to perform his or her responsibilities as a Director. Topics for the new director orientation and the director continuing education program shall be chosen or approved by the Board at its sole discretion.

Self-Evaluation by the Board

The Corporate Governance Committee will sponsor an annual self-assessment of the Board’s performance as well as the performance of each committee of the Board, the results of which will be discussed with the full Board and each committee. The assessment will include a review of any areas in which the Board or management believes the Board can make a better contribution to the Company. The Corporate Governance Committee will also utilize the results of this self-evaluation process in assessing and determining the characteristics and critical skills required of prospective candidates for election to the Board and making recommendations to the Board with respect to assignments of Board members to various committees.

Approval of Certain Related Person Transactions

The Corporate Governance Committee shall administer the Company’s Related Person Transactions Policy. Pursuant to such policy, the Corporate Governance Committee shall review and approve or ratify any “related person transaction” that is required to be disclosed as such under the SEC rules in the Company’s proxy or information statement. Any member of the Corporate Governance Committee that is a “related person” with respect to any such transaction, shall not participate in the review and approval or ratification of such transaction, but may provide information relating thereto if requested by the Corporate Governance Committee.

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BOARD MEETINGS

Frequency of Meetings

There are four regularly scheduled meetings of the Board each year with at least one regularly scheduled meeting of the Board held each quarter.

Selection of Agenda Items for Board Meetings

The Chair of the Board annually prepares a “Board of Directors Master Agenda.” This Master Agenda sets forth a general agenda of items to be considered by the Board at each of its regular meetings during the year. Thereafter, the Chair of the Board may adjust the agenda to include special items not contemplated during the initial preparation of the annual Master Agenda. Board members are invited to suggest inclusion of items on the agenda and are free to raise, at any Board meeting, subjects that are not specifically on the agenda.

Lead Independent Director

In the event the Chief Executive Officer is the Chair of the Board, the Company will have a Lead Independent Director. In such event, the independent Directors will appoint one of the independent Directors to serve as Lead Independent Director until such time as his/her successor as Lead Independent Director is appointed. Each regularly scheduled Board meeting includes an executive session of all Directors and the CEO and, a separate executive session of just the Directors who are independent as determined under these Guidelines.

The Lead Independent Director coordinates the activities of the other non-management Directors, and performs such other duties and responsibilities as the Board of Directors may determine. The specific responsibilities of the Lead Independent Director include: presiding at executive sessions of the independent Directors; calling special meetings of the independent Directors, as needed; addressing individual Board member performance matters, as needed; and serving as liaison on Board-wide issues between the independent Directors and the Chief Executive Officer, as needed. If there is no Lead Independent Director (i.e. because the Chair of the Board is independent of management), then the responsibilities of Lead Independent Director described in this paragraph shall be performed by the Chair.

Attendance of Senior Management Personnel at Board Meetings

The Board expects the regular attendance at each of its meetings of non-Board members who are in the most senior management positions of the Company. In addition, the General Counsel and Corporate Secretary regularly attend Board meetings. Should the Chief Executive Officer want to add additional people as attendees on a regular basis, it is expected that this suggestion would be made to the Board for its concurrence.

Board Materials Distributed in Advance

Information and materials that are important to the Board’s understanding of the agenda items and other topics to be considered at a Board meeting are distributed sufficiently in advance of the meeting to permit prior review by the Directors. The Directors are expected to review such material prior to the meeting. In the event of a pressing need for the Board to meet on short notice or on occasions where the subject matter is too sensitive to be put on paper, certain proposals will be discussed at the meeting.

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COMMITTEE MATTERS

Number and Names of Board Committees

The Company has six standing committees: (1) Audit, (2) Compensation, (3) Corporate Governance, (4) Corporate Social Responsibility and Public Policy, (5) Finance and (6) Risk Oversight. The purpose and responsibilities for each of these committees is outlined in committee charters adopted by the Board. The Board may, from time to time, form a new committee or disband a current committee depending on circumstances. In addition, the Board may determine to form ad hoc committees from time to time, and determine the composition and areas of competence of such committees.

Independence of Board Committees

Each of the Audit, Compensation, Corporate Governance and Finance are composed entirely of independent Directors satisfying applicable legal, regulatory and stock exchange requirements necessary for an assignment to any such committee.

Assignment and Rotation of Committee Members

The Corporate Governance Committee is responsible, after consultation with the Chair of the Board, for making recommendations to the Board with respect to the assignment of Board members to various committees. After reviewing the Corporate Governance Committee’s recommendations, the Board is responsible for appointing the Chair and members to the committees on an annual basis.

The Corporate Governance Committee annually reviews the Committee assignments and considers the rotation of the Chair and members. With respect to Committee Chairs, the Board believes that it should consider rotating the position of the Chair of each Committee periodically to provide, among other things, refreshed leadership, director exposure to different aspects of the Company and differing perspectives and viewpoints. The Board believes that it should evaluate if the same Director should be elected Chair of any of the Committees at more than two consecutive annual elections to balance the importance of experience and continuity in relation to the numerous benefits fresh leadership can bring. In considering the rotation for the Audit Committee, the Board should give due consideration to the skills and background experience and the legal, regulatory and stock exchange listing requirements applicable to the Chair and members of the Audit Committee.

Committee Meetings

The Chair of each committee, in consultation with the committee members, will determine the frequency and length of the committee meetings consistent with any requirements set forth in the committee’s charter. The Chair of each committee, in consultation with the appropriate members of the committee and management, will develop the committee’s agenda. The schedule for each committee will be furnished to all Directors.

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LEADERSHIP DEVELOPMENT

Selection of the Chief Executive Officer

The Board is responsible for identifying potential candidates for, and selecting, the Company’s Chief Executive Officer. In identifying potential candidates for and selecting the Company’s Chief Executive Officer, the Board considers, among other things, a candidate’s experience, understanding of the Company’s business environment, leadership qualities, knowledge, skills, expertise, integrity, and reputation in the business community.

Evaluation of Chief Executive Officer

The Compensation Committee is responsible for overseeing the evaluation process for the Chief Executive Officer.

The process is intended to formally assess the Chief Executive Officer’s past performance as well as to help the Board determine future developmental needs for the Chief Executive Officer. Consequently, there are two types of measures: 1) Financial Performance Measures (such as cash, profit and revenue) which track accountability for past performance, and 2) Leadership Effectiveness Measures (such as employee morale, strategic leadership, and enterprise guardianship) which single out the key objectives that will assure the future success of the company.

The following steps are utilized to carry out this review:

•	The Compensation Committee reviews performance measures and targets and submits these for Board approval on or before the start of the first meeting of the fiscal year.

•	The Chief Executive Officer provides a self-evaluation to the Board within one-month of the end of the fiscal year.

•

The non-management Directors will provide their individual assessments of the Chief Executive Officer’s performance. These assessments should include the Director’s appraisal of the Financial Performance Measures and the Leadership Performance Measures approved by the Board as well as any other aspect of the Chief Executive Officer’s performance that the non-management Director deems relevant. In addition, non- management Directors should identify any future developmental needs they deem necessary for the Chief Executive Officer.

•

The Compensation Committee synthesizes this information and recommends annual incentive compensation of the Chief Executive Officer based on the evaluation. The Board will do this in executive session.

•

After agreement by the non-management Directors to the evaluation, the chairs of the Compensation Committee and the Corporate Governance Committee will meet with the Chief Executive Officer to discuss the Board’s assessment of performance and developmental needs for the Chief Executive Officer. The Chief Executive Officer may then take the opportunity to discuss his or her reaction to the evaluation.

Succession Planning

The Board shall plan for the succession to the position of the Chief Executive Officer. To assist the Board, the Chief Executive Officer shall conduct an annual succession planning session with the Board at which an assessment of senior managers will be conducted including their potential to succeed the Chief Executive Officer and other senior management positions.

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Management Development

The Board shall determine that a satisfactory system is in effect for education, development, and orderly succession of senior and mid-level managers throughout the Company.

POLICIES AND GUIDELINES

Copies of the current version of these Corporate Governance Guidelines, the Company’s Code of Business Conduct and Ethics for Members of the Board of Directors, the Company’s Ethics Policy and Finance Code of Conduct for employees and officers and the charter of each key committee of the Board shall be posted on the Company’s website.

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EXHIBIT 2

Audit Committee Charter

The Board of Directors (the “Board”) of Conduent Incorporated (the “Company”) recognizes and embraces the importance of: (1) providing shareholders with accurate and timely reporting of financial and related information, (2) recognizing risk, and (3) operating and behaving ethically. To further those objectives, it has formed the Audit Committee (the “Committee”) with the purpose, composition, authority, duties and responsibilities, as follows:

Purpose

The purpose of the Committee is to report to and assist the Board by overseeing the Company’s accounting and financial reporting processes and the audit of the Company’s financial statements, as well as such other matters as directed by the Board or this charter.

The Committee’s function is one of oversight. The Company’s management is responsible for preparing the Company’s financial statements and, along with the internal auditors, for developing and maintaining systems of internal accounting and financial controls, while the Company’s independent auditors (the “Auditors”) will assist the Committee and the Board in fulfilling their responsibilities for their review of these financial statements and internal controls. The Committee expects the Auditors to call to the Committee’s attention any accounting, auditing, internal accounting control, regulatory or other related matters that they believe warrant consideration or action. The Committee recognizes that the financial management and the internal and external auditors have more time, knowledge and more detailed information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or internal controls or any professional certification as to the Auditors’ work.

Committee Composition

The members of the Committee shall be appointed by the Board. The Committee will be composed of not less than three Board members. Each member of the Committee shall be “independent” in accordance with requirements of the NASDAQ Global Stock Market (“Nasdaq”) and the rules and regulations of the Securities and Exchange Commission (“SEC”), including the more rigorous SEC independence requirements for audit committee members set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Act”), as determined by the Board in its business judgment. Each member shall be able to read and understand fundamental financial statements, in accordance with Nasdaq audit committee requirements, and at least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that leads to financial sophistication, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities, and will other- wise qualify as an “audit committee financial expert” as defined by applicable SEC rules. No member of the Committee can have participated in the preparation of the Company’s or any of its subsidiaries’ financial statements at any time during the past three years. Additionally, members of the Committee may not accept any consulting, advisory or other compensatory fee from the Company (other than in their capacity as a member of the Board or one or more of the Board’s committees) and may not be affiliated persons of the Company or its subsidiaries. No Committee member will simultaneously serve on the audit committees of more than two other public companies.

The Chairperson of the Committee shall be designated by the Board. Members of the Committee shall serve until their successors are duly elected and qualified or their earlier resignation or removal. The Board may replace any member of the Committee.

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Committee Meetings

The Committee shall meet in person or telephonically, at least four times per year, at such times and places as determined by the Chairperson of the Committee. The Committee shall meet with management, members of the Company’s internal audit department and representatives of the Auditors, at least quarterly, to review the Company’s financial information and other relevant matters. The Committee shall meet in executive session without the presence of any members of management as often as it deems appropriate. The Committee shall maintain written minutes of its meetings, which will be filed with the meeting minutes of the Board.

Authority and Resources

The Committee shall have full access to all relevant records and personnel of the Company and may request any other Board members, officer or employee of the Company, the Company’s outside counsel or any Advisor (as defined below) to attend a Committee meeting. The Committee may delegate any of its responsibilities to such person or persons, including officers or employees of the Company or any of its Committee members, except to the extent otherwise prohibited by applicable law or the rules and regulations of the SEC or Nasdaq. The Committee shall have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Committee has the right, in its sole discretion, to retain or obtain advice, reports or opinions from such internal and external counsel and other experts and advisors (each, an “Advisor”) as it deems necessary or appropriate to assist it in the full performance of its duties and responsibilities. The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any Advisor retained by the Committee. The Company shall provide for appropriate funding, as determined by the Committee, for payment of reasonable compensation to the Auditors and any Advisor retained by the Committee, as well as for any ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Notwithstanding anything else contained in this charter to the contrary, the Committee shall not be empowered to approve matters that applicable law, the Company’s Amended and Restated charter or the Company’s Amended and Restated By-Laws require to be approved by a vote of the full Board.

Duties and Responsibilities

The Committee shall undertake the following activities in carrying out its oversight responsibilities:

External and Internal Audit Responsibilities

1.

The Committee shall have the sole authority to directly appoint, retain, compensate, evaluate and, where appropriate, replace the Auditors (subject, if appropriate, to ratification by a vote of the shareholders of the Company) and any other registered public accounting firm engaged for the purpose of issuing an audit report or performing other audit, review or attest services for the Company. The Auditors shall report directly to the Committee. The Committee shall be directly responsible for oversight of the Auditors.

2.

Review and pre-approve all the audit services to be performed, including the Auditors’ engagement letter for the annual audit of the Company in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and the proposed fees in connection with such audit services. Any additional services

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that management chooses to hire the Auditors to perform must be approved individually by the Committee prior to the Auditors’ engagement. The authority for such pre- approval may be delegated to one or more members of the Committee; the decisions of any member to whom pre-approval authority is delegated shall be presented to the full Committee at the next Committee meeting. Additionally, the Committee can establish pre-approval policies and procedures with respect to the engagement of the Auditors or other registered accountants for non-audit services. Such policies and procedures would allow management to engage the Auditors for non-audit services, provided the pre-approval policies and procedures are detailed as to the particular service and the Committee is informed of each service and such policies and procedures do not include delegation of the Committee’s responsibilities under the Act to management.

3.	Examine and make recommendations, if any, with respect to the audit scope, plans for (including staffing and budgeting), and the results of, the annual audit conducted by the Auditors.

4.

Receive and review periodic written reports from the Auditors regarding the Auditors’ independence and discuss such reports with the Auditors. Ensure that the Auditors submit to the Committee on an annual basis a written statement (consistent with the applicable requirements of the PCAOB) delineating all relationships and services between the Auditors and the Company. The Committee shall review and discuss with the Auditors these reports and any relationships or services that may impact the objectivity and independence of the Auditors and take appropriate action in response to the Auditors’ reports to satisfy itself of the Auditors’ independence.

5.

Annually, obtain and review a report by the Auditors describing (a) their internal quality- control procedures and (b) any material issues raised by the most recent internal quality- control review, peer review or PCAOB review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to any independent audit carried out by the firm and any steps taken to resolve any issues raised in the above reviews, inquiries or investigations. The Committee shall present its findings from this report to the Board.

6.

The Committee shall ensure that the lead audit partner is rotated at least every five years to the extent required by the Act and shall consider whether there should be regular rotation of the Auditors.

7.

The Committee shall establish clear policies with respect to the hiring of employees or former employees of the Auditors who were engaged on the Company’s account. The Committee shall ensure that none of the individuals serving in the positions of chief executive officer, chief financial officer, corporate controller, chief accounting officer, or any person serving in an equivalent position participated in any capacity in the audit of the Company as an employee of the Auditors during the 1-year period preceding the date of initiation of any audit being performed by the Auditors or the period between the previous year’s filed Form 10-K and the initiation of the current audit, whichever is longer.

8.

Review and discuss with the Auditors (a) all critical accounting policies and practices to be used in the Company’s audit, (b) all alternative accounting treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of using such alternative disclosures and treatments and the Auditors’ preferences, and (c) all material written communications between the Auditors and management, including management’s representation letters to the Auditors.

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9.

Review and discuss with the Auditors any matters appropriate or required to be discussed under applicable accounting and auditing professional standards or applicable regulations, including auditing standards adopted by the PCAOB. These discussions shall include, but not be limited to, the Auditors’ judgments about the quality, appropriateness, and acceptability of the Company’s accounting principles and financial disclosure practices, as applied in its financial reporting, the completeness and accuracy of the Company’s financial statements, and the Company’s identification of, accounting for, and disclosure of its relationships and transactions with related parties, including any significant matters arising from the audit regarding the Company’s relationships and transactions with related parties.

10.

Review the activities, qualifications, adequacy of resources, performance and effectiveness of the Global Head of Internal Audit and of the internal audit organization, and approve or disapprove of the appointment, replacement, reassignment, or dismissal of the Global Head of Internal Audit who shall report to the Committee on a functional basis and to the CFO or the CFO’s designee on an administrative basis.

11.

At least annually, review and approve the internal audit scope and internal audit plan, and make recommendations regarding the progress made with respect to executing the approved internal audit plan as well as any modifications made to the plan during the year.

12.	At least annually review the internal audit charter and approve any changes to that charter.

13.

Review with the Auditors and the internal auditors any audit problems or difficulties and disagreements with management encountered in the course of the audit, management’s response thereto and the related effects on audit scope and procedures. The Committee is responsible for resolving any disagreements between management and the Auditors or internal auditors regarding financial reporting.

14.

Examine and review with the Auditors, the Global Head of Internal Audit and internal auditors and the Company’s chief financial and accounting officers the findings, comments, and recommendations contained in the Auditors’, and the internal auditors’, summary audit reports, as presented to the Committee, and management’s response to those reports, and advise the Board with respect thereto.

System of Internal Controls

15.

Review with management, the Auditors and the internal auditors the quality and adequacy of internal controls that could significantly affect the Company’s financial statements and related public filings and disclosures and the disclosure controls and procedures designed to ensure compliance with applicable laws and regulations. Where weaknesses exist, timely oversee and review internal controls necessary to remedy those weaknesses.

16.

Review and make recommendations to the Board concerning the Company’s policies and disclosures with regard to affiliate transactions which could have an impact on the Company’s financial results or internal controls of financial reporting.

17.

Review the procedure for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters. Additionally, review the procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

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18.	At least quarterly, the Committee shall meet with management, the internal auditors and the Auditors in separate executive sessions.

Risk Disclosure Oversight

19.

For purposes of ensuring sufficient disclosures concerning material risks, discuss with the Risk Oversight Committee, appropriate members of management and the Auditors the Company’s major financial risk exposures, including financial, operational, compliance, strategic, privacy, cybersecurity, business continuity, third party risks, legal and regulatory risks, any emerging risks, the Company’s policies with respect to risk assessment and risk management, and the steps management has taken to monitor and control these exposures. Without limiting the generality of the foregoing, the Committee shall meet at least quarterly with management regarding the strategy for monitoring and maintaining information security.

20.

Receive at least quarterly reports from the Chief Risk Officer regarding compliance with public reporting requirements, internal risk assessment and internal reporting, and applicable laws and regulations, including those relating to public disclosures about the Company’s business affairs, financial reporting and risk exposure.

Financial Reporting Process and Financial Statements

21.

Discuss with management and the Auditors the quality and adequacy of the Company’s disclosure controls and procedures, and review disclosures made by the Company’s principal executive officer and principal financial officer in the Company’s periodic reports filed with the SEC regarding compliance with their certification obligations.

22.

Prior to each quarterly earnings release, the Committee shall discuss with management and the Auditors the earnings press release, financial information and earnings guidance to be provided to investors, analysts or rating agencies. The Committee shall also either listen to or review transcripts of any earnings teleconferences.

23.

Discuss with management the Company’s policies with respect to the types of information and type of presentation to be used in earnings releases and in providing financial information and earnings guidance to the public.

24.

Meet to review and discuss with management and the Auditors the Company’s annual audited financial statements, and related footnotes, and quarterly unaudited financial statements, including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC. Discuss any changes in accounting policies and practices, financial reporting practices and significant reporting issues, critical accounting policies and significant estimates and judgments made in connection with the preparation of such audited financial statements.

25.

Review with management and the Auditors the effect of regulatory and accounting initiatives, as well as off-balance sheet structures that may have a material impact on the Company’s financial statements.

26.

Review with, and make a recommendation to, the Board with respect to the inclusion of the audited financial statements, including the Company’s specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, in the Company’s Annual Report to Shareholders and in the Company’s Form 10-K to be filed with the SEC.

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27.	Prepare the report from the Audit Committee required by the rules of the SEC to be included in the Company’s annual proxy statement.

28.

Obtain input from management representatives, including, a representative from the Disclosure Committee and the Chief Risk Officer, as necessary to review the accuracy of public disclosures, including, with respect to: (i) the Company’s internal controls over IT systems; (ii) accounting policies; (iii) operations, enterprise risks and compliance matters that may have a material impact on the Company’s operational performance, financial health, balance of risk, stability, and liquidity; and (iv) any other material matters required to be disclosed under state and federal securities laws and regulations.

Compliance with Laws and Regulations

29.

Review with the Company’s General Counsel legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or government agencies.

Compliance with the Company’s Ethics Programs

30.

For purposes of ensuring sufficient disclosures regarding material risks, receive and review a report at least annually from the Risk Oversight Committee and the Company’s Global Head of Ethics concerning the implementation and effectiveness of the Company’s compliance and ethics program, including the process for monitoring compliance with the ethics codes. The Company’s Global Head of Ethics shall have the authority to communicate personally to representatives of both the Audit Committee and the Risk Oversight Committee promptly on any matter involving criminal conduct or potential crim- inal conduct that poses a substantial risk to the Company.

31.

Review procedures for reviewing, granting and, to the extent required by law, regulation or Nasdaq listing standards, promptly disclosing any waivers of the ethics codes for directors and executive officers.

Other Responsibilities

32.

Annually review and reassess the adequacy of, and compliance with, the Committee’s charter, including the Committee’s purpose, structure, processes, membership requirements and responsibilities as herein set forth, and recommend any proposed changes to the Board for approval.

33.	The Committee shall perform an annual self-evaluation of its performance and submit that evaluation to the Board for review and discussion.

34.

The Chairperson of the Committee shall report to the Board at each meeting of the Board the deliberations, actions and recommendations of the Committee since the last Board meeting and such other matters as the Board shall from time to time specify.

35.	Perform such other functions as may be required by law, the rules and regulations of the SEC or Nasdaq or the Board.

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EXHIBIT 3

Conduent, Incorporated

Disclosure Committee Charter

(As amended and restated as of                )

WHEREAS, Conduent, Incorporated (the “Company”) has implemented disclosure controls and procedures to ensure that the information required to be disclosed by the Company in the reports that it files or submits under the Securities Exchange Act of 1934 (“Exchange Act”) is recorded, processed, summarized and reported, within the time periods specified in Securities and Exchange Commis-sion’s (the “SEC”) rules and forms;

WHEREAS, the Company’s disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in reports it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure;

WHEREAS, the Company’s disclosure controls and procedures have served it well in terms of involving the appropriate personnel in the process of making decisions on disclosure issues;

WHEREAS, the SEC adopted Rules 13a-14 and 15d-14 under the Exchange Act, effective as of August 29, 2002, which implement Section 302 of the Sarbanes- Oxley Act of 2002 (the “Exchange Act Rules”); and the Chief Executive Officer and Chief Financial Officer (or equivalent thereof) of the Company are required to certify the Company’s periodic reports under Section 906 of the Sarbanes-Oxley Act of 2002;

WHEREAS, the Exchange Act Rules require the principal executive and principal financial officers of the Company (or persons performing similar functions) to certify in each of the Company’s periodic reports filed with the SEC under Section 13(a) of the Exchange Act, among other things, that they are responsible for establishing and maintaining disclosure controls and procedures, and that they have evaluated the effectiveness of the Company’s disclosure controls and procedures and presented in the applicable report their conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by the report based on such evaluation;

WHEREAS, the Chief Executive and Chief Financial Officers established the Conduent, Incorporated Disclosure Committee (the “Committee”) to implement dis- closure controls and procedures and internal control necessary to meet the requirements set forth in the applicable provisions of the Exchange Act, Exchange Act Rules, Sarbanes-Oxley Act of 2002 and other federal laws, rules and regulations, and vested it with the powers and responsibilities set forth in this Charter;

WHEREAS, the Chief Executive and Chief Financial Officers desire to amend and restate this Charter as herein set forth to update the Charter in accordance with the current changes in law and regulations.

NOW THEREFORE, this Charter is hereby amended and restated as herein set forth.

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I.	Background:

Effective August 29, 2002 the SEC issued a final rule entitled “Certification of Dis- closure in Companies’ Quarterly and Annual Reports.” This rule was issued as di- rected by Section 302(a) of the Sarbanes-Oxley Act of 2002, and it requires an issu- er’s principal executive and financial officers each to certify the financial and other information contained in issuer’s quarterly and annual reports. The rules also require these officers to certify that: they are responsible for establishing, maintaining and regularly evaluating the effectiveness of the issuer’s internal controls; they have made certain disclosures to the issuer’s auditors and the Audit Committee of the Board of Directors about the issuer’s internal controls; and they have included infor- mation in the issuer’s quarterly and annual reports about their evaluation and whether there have been significant changes in the issuer’s internal controls or in other factors that could significantly affect internal controls subsequent to the evaluation. In addi- tion the SEC has adopted rules to require issuers to maintain, and regularly evaluate, with the participation of its principal executive and financial officers, or persons per- forming similar functions, the effectiveness of, disclosure controls and procedures designed to ensure that the information required in reports filed or submitted under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Exchange Act Rules and forms. The Company’s disclosure controls and procedures include, without limitation, controls and procedures de- signed to ensure that information required to be disclosed by the Company in reports it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive and principal financial of- ficers, or persons performing similar functions, as appropriate to allow timely deci- sions regarding required disclosure. The annual and quarterly certification is required under Exchange Act Rules 13a-14 and 15d-14.

Effective August 23, 2004 the SEC issued a final rule entitled “Additional Form 8-K Disclosure Requirements and Acceleration of Filing Date.” This rule was issued as directed by Section 409 of the Sarbanes—Oxley Act of 2002, and it amends the existing Form 8-K filing rules to i) expand the number of corporate events that are reportable on Form 8-K and ii) shorten the Form 8-K filing deadline for most items to four business days after the occurrence of an event triggering the disclosure require- ments of the Form.

In July 2006, the SEC adopted amendments to the disclosure requirements for, among other things, executive compensation in proxy and information statements, periodic and current reports, and other filings (collectively, “reports”) under the Ex- change Act and in registration statements under the Exchange Act and the Securities Act of 1933. One such disclosure requirement is a new section entitled “Compensa- tion Discussion and Analysis (“CD&A”), which is intended to provide in plain English an overview of the material factors underlying compensation policies and decisions reflected in the data presented in the compensation tables included in the Company’s proxy and information statements.

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II.	Purpose:

The Committee

The purpose of the Committee is to assure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is properly recorded, processed, summarized and reported to senior management of the Company as appropriate to allow timely decisions regarding required disclosure. The Committee will also be responsible for designing, establishing, maintaining, re- viewing and monitoring the adequacy of the Company’s disclosure controls and pro- cedures with respect to reports filed or submitted under the Exchange Act and quar- terly earnings releases.

The SEC has defined disclosure controls and procedures as follows:

“Disclosure Controls and Procedures” are defined as controls and other procedures of an issuer that are designed to ensure that information required to be disclosed by the issuer in the reports filed or submitted by it under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC rules and forms. “Disclosure Controls and Procedures” include, without limitation, controls and procedures designed to ensure that information required to be disclosed by an issuer in the reports that it files or submits under the Exchange Act is accumu- lated and communicated to the issuer’s management, including its principal execu- tive and financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

The CD&A Subcommittee

The CD&A Subcommittee’s function will be to: (i) form a Working Group comprised of individuals from Executive Compensation, Accounting Policy, Office of the Gen- eral Counsel and Taxation, whose purpose is to meet as needed to discuss any changes in applicable regulations and any changes in executive compensation mat- ters and determine whether such matters require disclosure in the CD&A; and (ii) assist in the preparation of the annual CD&A that meets all the requirements of the applicable provisions of the Exchange Act for review by the Company’s Chief Ex- ecutive Officer and Chief Financial Officer and the Compensation Committee of the Board (or individuals and committees performing similar functions).

Organization and Members:

The Committee will consist of the following individuals:

Headquarters:

Vice President and Chief Accounting Officer [Chairman]

Vice President, Corporate FP&A and Finance Shared Services [Co-Chair- man]

Senior Vice President, General Counsel and Secretary

Vice President, Investor Relations

Vice President and Treasurer

Vice President, Worldwide Tax

Chief Audit Executive

Chief Compliance Officer/Associate General Counsel

Vice President, Chief Ethics Officer1

Senior Vice President, Chief Human Resources Officer

Director, Global Controls [Secretary to the Committee]

[1]	As a representative for the Business Ethics and Compliance Office.

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Operations:

President, Public Sector

President, Commercial Sector

President, Platform Development & System Integration

Vice President and Chief Information Officer

Chief Risk Officer

The CD&A Subcommittee will consist of the following individuals:

Senior Vice President, Chief Human Resources Officer [Chairman]

Vice President, Corporate FP&A and Finance Shared Services

Vice President and Chief Accounting Officer [Co-Chairman]

Senior Vice President, General Counsel and Secretary [Co-Chairman]

Associate General Counsel HR

Associate General Counsel for SEC

Vice President, Worldwide Tax

Associate General Counsel and Assistant Secretary [Secretary to the CD&A Subcommittee]

The Senior Vice President, General Counsel and Secretary will be responsible for determining whether a Current Report on Form 8-K is required to be filed with re- spect to information made known to him by other members of the Committee or the CD&A Subcommittee.

If no individual holds such a title then the individual having the responsibilities of such office or function shall be a member of the Committee and the CD&A Subcom- mittee.

The Committee and CD&A Subcommittee members, as applicable, are expected to personally represent their business function at all Committee and CD&A Subcom- mittee meetings. Within reason, each Committee and CD&A Subcommittee mem- ber, as applicable, is expected to make himself or herself available for Committee or CD&A Subcommittee meetings. In the event of conflicting business and travel commitments that cannot reasonably be modified, the senior finance executive, or his/her applicable alternate, supporting such Committee or CD&A Subcommittee member may be appointed to represent such Committee or CD&A Subcommittee member at a Committee or CD&A Subcommittee meeting, as applicable. Standing delegations of authority are not permitted.

A meeting quorum is defined, in the case of any Committee meeting, as a majority of the Headquarters and a majority of the Operations members of the Committee present for such Committee meeting; and in the case of any CD&A Subcommittee meeting, as a majority of the members of the CD&A Subcommittee present for such Subcommittee meeting.

In addition, the lead audit partner and at least one other member of the Company’s independent accountant team shall participate in the Committee meetings. How- ever, they are not members of the Committee; they will not have the right to vote,

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but rather serve in an advisory capacity only. The Committee and CD&A Subcom- mittee members may call on other Company resources to participate in its meetings as needed, but such resources will not have the right to vote at such meetings. The Chair and Co-Chair of the Committee or CD&A Subcommittee shall have the au- thority to appoint and remove individuals from the applicable Committee or CD&A Subcommittee as they deem appropriate, provided they notify the Chief Executive and Chief Financial Officers. Any individuals appointed as successors to the above positions shall succeed that member of the Committee and CD&A Subcommittee, unless the Chair and Co-Chair directs otherwise.

The Committee Meeting Minutes

The Chair or Co-Chair may designate an assistant secretary to assist the Secretary of the Committee in keeping minutes of the meeting, to record the meetings and decisions taken with respect to disclosure issues. The minutes, or a briefing of the issues discussed and decisions taken with respect to disclosure issues, of each meeting will be distributed to the Chief Executive and Chief Financial Officers after the Committee has approved the minutes.

The Committee

The Committee, shall meet not less than twice per quarter normally in advance of the quarterly earnings release and in advance of the quarterly or annual filing of the Company’s Exchange Act reports on Forms 10-Q / 10-K, respectively.

The Chair or Co-Chair may call meetings by providing a minimum of 24 hours ad- vance notice of the time and place of the meeting to all of the members of the Committee. Any Committee member may request the Chair or Co-Chair to call a Committee meeting should any matter applicable to the Committee’s Duties and Responsibilities become known to such Committee member.

The CD&A Subcommittee

The CD&A Subcommittee shall meet during the period mid-November through late March at the discretion of the Chair and Co-Chair as frequently as either may deem necessary or desirable.

The Chair or Co-Chair may call meetings by providing a minimum of 1 hour advance notice of the time and place of the meeting to all of the members of the CD&A Subcommittee, or such lesser time of advance notice as may be warranted under the circumstances at either’s discretion. Any CD&A Subcommittee member may request the Chair or Co-Chair to call a CD&A Subcommittee meeting should any matter applicable to the CD&A Subcommittee’s Duties and Responsibilities become known to such CD&A Subcommittee member.

III.	Duties and Responsibilities of the Committee:

The Committee

In order to achieve its purpose, the Committee will perform two functions. First, it will identify and consider disclosure issues in connection with the preparation of periodic reports and quarterly earnings releases and participate in the review of such disclosures. The Committee may, at its sole discretion, from time to time and at any time assume any and all functions of the CD&A Subcommittee. Second, it will undertake a quarterly evaluation of the Company’s disclosure controls and pro- cedures.

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Identification and Consideration of Disclosure Issues

The members of the Committee will continue to follow the internal processes set forth in the disclosure controls and procedures documented by the Company pertaining to the preparation of periodic quarterly and annual reports required by the federal securities laws and the preparation of quarterly earnings releases. In addition, and with respect to non-periodic reporting of triggering events as outlined in the SEC’s “Additional Form 8K Disclosure Requirements and Acceleration of Filing Date”, Committee members are expected to be generally familiar with the nature of the disclosure events contemplated by such Form 8-K as summarized in memoranda sent from time to time to Committee members by the General Counsel. Should any Committee member become aware of the occurrence of any such event, they shall bring it to the attention of the Chair or Co-Chair of the Committee and the Senior Vice President, General Counsel and Secretary who will collectively determine whether the event requires the involvement of the Committee, the CD&A Subcom- mittee, the Senior Vice President, General Counsel and Secretary or Headquarters only members of the Committee. In certain limited circumstances, the Headquar- ters subgroup may meet to decide matters that effect the Company as a whole, issues applicable to the headquarter team or matters of a Corporate confidential nature. As part of this process, the Committee shall:

•

Review the Company’s periodic reports, with a particular focus on “Manage- ment’s Discussion and Analysis of Financial Condition and Results of Opera- tions” and on the “Contingent Liabilities, Legal Matters and Litigation” footnote;

•

Review the Company’s periodic report ensuring the report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report;

•

Review and discuss with the Chief Accountant’s Group whether the Company’s periodic reports and earnings releases provide a fair presentation of the Compa- ny’s financial condition, results of operation and cash flows;

•	Assess the materiality of specific events, developments or risks to the Com- pany;

•

Review financial and non-financial reporting issues that are significant to the Company and other material reporting matters where the person primarily re- sponsible for such matters made significant judgments (either independently or in consultation with others);

•	Review communications from operating units, including monthly summaries of internal and disclosure control matters to consider disclosure items;

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•	Review representation letters prepared by operating unit management to en- sure that items identified as potential disclosure issues are addressed; and

•

Where appropriate the Committee shall interact with the Audit Committee of the Board of Directors, the Company’s worldwide audit function and its independent accountants to ensure potential disclosure matters are identified and evaluated.

Evaluation of Disclosure Controls and Procedures

Each quarter, the Committee shall review and evaluate the effectiveness of the Company’s procedures for recording, processing, summarizing and reporting of in- formation required to be disclosed by the Company in its Exchange Act periodic reports. As part of this review and evaluation, in connection with the preparation of the Company’s annual report, the Committee will assess the effectiveness of the Company’s internal control structure and procedures for financial reporting.

The Secretary to the Committee shall submit a written report documenting its quar- terly conclusions about the effectiveness of the disclosure controls and procedures and annual assessment of the internal control structure and procedures for financial reporting to the Company’s Chief Executive and Chief Financial Officers. Where appropriate, the Committee shall recommend the implementation of additional pro- cedures to ensure the company’s disclosure requirements are being met. Such reports shall be submitted as soon as practicable after the respective reporting period.

Amendments

The Committee shall review and reassess the adequacy of the Committee’s Charter at least annually. If the Committee deems it necessary or appropriate to revise the Charter, it may submit proposed revisions first to the Company’s Chief Financial Officer and General Counsel, and then Chief Executive Officer for review and ap- proval. This Charter may be amended upon written direction or approval from the Chief Executive Officer and Chief Financial Officer of the Company, provided they notify the Company’s Audit Committee of such amendment.

Approved as to Purpose, Organization and Duties:

Clifford Skelton	Stephen Wood
Chief Executive Officer	Chief Financial Officer

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EXHIBIT 4

CONDUENT INCORPORATED

COMPENSATION RECOUPMENT POLICY

(Effective as of                                                         )

This document sets forth the terms and conditions of the Compensation Recoupment Policy (the (“Policy”) of Conduent Incorporated (the “Company”). The Board of Directors of the Company (the “Board”) reserves the right to amend, suspend or terminate this Policy at any time, without the consent of any Covered Employee (defined below) or advance notice.

1.	Financial Restatements

a.

Application. This Section 1 applies to each (i) current and former “Section 16 officer” of the Company, as designated by the Board of Directors from time to time for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, and (ii) each other current or former member of the Conduent Leadership Team (CXL) (each, a “Designated Executive”).

b.	Triggering Event. This Section 1 shall apply if:

i.

the payment or vesting of an Incentive Award (as defined in Section 5 below) held by a Designated Executive was based on the achievement of financial results that were subsequently the subject of a restatement of the financial statements of the Company or a subsidiary filed with the Securities and Exchange Commission due to material noncompliance with any financial reporting requirement under federal securities laws; and

ii.

the amount received by the Designated Executive under the Incentive Award (the “Awarded Compensation”) exceeds the amount that should have been received based on the accounting restatement (the “Actual Compensation”).

c.

Consequences. If this Section 1 applies, then to the fullest extent permitted by applicable law, if and to the extent directed by the Board in its sole discretion, each Designated Executive shall repay or forfeit the excess of the Awarded Compensation over the Actual Compensation with respect to any Incentive Award paid or vested during the three (3) completed fiscal years immediately preceding the date that the Company is required to prepare a restatement of its previously issued financial statements to correct a material error. If, however, (i) the Designated Executive is a Section 16 officer, or (ii) the Designated Executive is not a Section 16 officer, but the Board determines in its sole discretion, that the Designated Executive’s acts or omissions (A) resulted in or contributed to the material noncompliance with any financial reporting requirement under federal securities laws, or (B) otherwise constituted Detrimental Activity (as defined below), then this Section 1 shall apply to any Incentive Award paid or vested at any time, even if more than three (3) completed fiscal years preceding the date that the Company is required to prepare a restatement of its previously issued financial statements to correct a material error.

2.	Detrimental Activity

a.	Application. This Section 2 applies to all employees or former employees of the Company and its subsidiaries who receive or have received Incentive Awards (the “Key Employees”).

b.	Triggering Event. This Section 2 shall apply if:

i.

the Key Employee engages in Detrimental Activity (as defined in Section 5 below) during his or her employment with the Company and its subsidiaries, and the Company becomes aware of the Detrimental activity either during (A) the Key Employee’s employment with the Company or any subsidiary, or (B) the two-year period following the termination of the Key Employee’s employment with the Company and its subsidiaries for any reason or no reason, or

ii.	the Key Employee engages in Detrimental Activity subsequent to his or her termination of employment with the Company and its subsidiaries for any reason or no reason.

c.	Consequences. If this Section 2 applies, then to the fullest extent permitted by applicable law, if and to the extent directed by the Board in its sole discretion, the Key Employee shall:

i.	immediately forfeit all outstanding Incentive Awards then held by the Key Employee that have not yet been paid or exercised,

ii.

immediately upon written demand repay to the Company any amounts paid to the Key Employee under an Incentive Award within the five-year period ending on the date that the Key Employee received the written demand,

iii.

immediately forfeit the remaining payments and benefits, if any, due to him or her under the Conduent Executive Severance Policy (or any successors plan or policy) or an individually negotiated separation agreement with the Company or a subsidiary (collectively, the “Severance Program”), and

iv.

immediately upon written demand repay to the Company the severance amounts, if any, paid to the Key Employee under the Severance Program prior to the date that the Key Employee receives the written demand.

3.	Termination for Cause

a.	Application. This Section 3 applies to all Key Employees.

b.	Triggering Event. This Section 3 shall apply if:

i.	the Company terminates a Key Employee’s employment for Cause (as defined in Section 5 below), or

ii.

the Key Employee committed any act or omission during his or her employment with the Company and its subsidiaries that would have constituted Cause while he or she was employed by the Company or any subsidiary, and the Company becomes aware of such act or omission during the two-year period following the termination of the Key Employee’s employment with the Company and its subsidiaries for any reason or no reason.

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c.	Consequences. If this Section 3 applies, then to the fullest extent permitted by applicable law, if and to the extent directed by the Board in its sole discretion, the Key Employee shall:

i.	immediately forfeit all outstanding Incentive Awards then held by the Key Employee that have not yet been paid or exercised,

ii.	immediately forfeit the remaining payments and benefits, if any, due to him or her under the Severance Program, and

iii.

immediately upon written demand repay to the Company the severance amounts, if any, paid to the Key Employee under the Severance Program prior to the date that the Key Employee receives the written demand.

4.	Administration and Enforcement

a.

Administration. Subject to the provisions of Section 1(c), the Board (or a committee thereof) shall have full and final authority to make all determinations under this Policy. Without limiting the preceding sentence, the Board shall have sole and absolute authority to determine whether the Policy applies (and which provision or provisions of the Policy apply, if a Covered Employee’s acts or omissions are covered by more than one provision of this Policy), whether to take action or not take action under the Policy, the amount, if any, of compensation to be repaid or forfeited (which may be less than the full amount provided under this Policy), and the method of enforcement. Subject to Section 1(c), the Board shall have no obligation to treat any Designated Executive or Key Employee (collectively, the “Covered Employees”) uniformly and the Board may make determinations selectively among Covered Employees in its business judgment. All determinations and decisions made by the Board pursuant to the provisions of this policy shall be final, conclusive and binding on all persons, including the Company, its subsidiaries, its stockholders and its employees. Notwithstanding any other provision of the Policy to the contrary, following a Change in Control (as defined in Section 5 below), any determination by the Board as to whether “Detrimental Activity” exists shall be subject to de novo review. The Board may delegate to the Chief Executive Officer or other senior officers or senior managers of the Company, subject to such terms as the Board shall determine, authority to administer all or any portion of the Policy, or the authority to perform certain functions, including administrative functions. In the event of such delegation, all references to the Board in this Policy shall be deemed references to such senior officers or senior managers as it relates to those aspects of the Policy that have been delegated. In this regard, the Board specifically authorizes the Chief Executive Officer of the Company to make all determinations under the Policy with respect to Covered Employees who are not Designated Executives. Notwithstanding the foregoing, the Board shall retain exclusive authority to administer the Policy (other than administrative functions) with respect to Designated Executives.

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b.

Incorporation into Covered Agreements. Effective on and after March 15, 2021, each award agreement or other document setting forth the terms and conditions of Incentive Award or a Severance Program (collectively, a “Covered Agreement”) shall include a provision incorporating the terms and conditions of the Policy; provided that the Company’s failure to incorporate the Policy into any Covered Agreement shall not waive the Company’s right to enforce the Policy. In the event of any inconsistency between the provisions of the Policy and the applicable Covered Agreement, the terms of the Policy shall govern.

c.

Delay in Payment or Vesting Pending Investigation. To the fullest extent permitted by applicable law (including, without limitation, Section 409A of the Internal Revenue Code of 1986, as amended), the Board may, in its sole discretion, delay the vesting or payment of compensation under a Covered Agreement (“Covered Compensation”) to provide reasonable time to conduct or complete an investigation into whether this Policy is applicable, and if so, how it should be enforced, under the circumstances. For the avoidance of doubt, the Company’s rights under this Policy apply to all Covered Employees, without regard to whether any such Covered Employee is currently providing, or previously provided, services to the Company or a subsidiary.

d.

Reservation of Rights. The remedies specified in this Policy shall not be exclusive and shall be in addition to every other right or remedy at law or in equity that may be available to the Company. The repayment or forfeiture of Covered Compensation pursuant to the Policy shall not in any way limit or affect the Company’s right to pursue disciplinary action or dismissal, take legal action or pursue any other remedies available to the Company. Notwithstanding the foregoing, to the extent required by applicable law, any amount recoverable from a Covered Employee under Section 304 of the Sarbanes-Oxley Act of 2002 shall be credited against any amount recoverable from that employee under the Policy.

e.

Set-Off. To the extent not prohibited under applicable law, the Company, in its sole and absolute discretion, will have the right to set off (or cause to be set off) any amounts otherwise due to a Covered Employee from the Company or any subsidiary in satisfaction of any repayment obligation of such Covered Employee hereunder, provided that any such amounts are exempt from, or set off in a manner intended to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended.

f.

Governing Law; Exclusive Forum. This Policy shall be governed, construed, interpreted and enforced in accordance with the substantive laws of the State of Delaware, without regard to conflicts of law principles. Notwithstanding any dispute resolution policy maintained by the Company or any subsidiary to the contrary, the Company and each Covered Employee agrees that it must bring any action between the parties hereto arising out of or related to this Policy in the Court of Chancery of the State of Delaware (the “Court of Chancery”) or, to the extent the Court of Chancery does not have subject matter jurisdiction, the United States District Court for the District of Delaware and the appellate courts having jurisdiction of appeals in such courts (the “Delaware Federal Court”) or, to the extent neither the Court of Chancery nor the Delaware Federal Court has subject matter jurisdiction, the Superior Court of the State of Delaware (the “Chosen Courts”), and, solely with respect to any such action (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party hereto.

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g.

Severability. If any provision of this Policy is determined to be unenforceable or invalid under any applicable law, such provision will be applied to the maximum extent permitted by applicable law, and shall automatically be deemed amended in a manner consistent with its objectives to the extent necessary to conform to any limitations required under applicable law.

h.

Waiver. The waiver by the Company or the Board with respect to compliance of any provision of this Policy by a Covered Employee shall not operate or be construed as a waiver of any other provision of this Policy, or of any subsequent acts or omissions by a Covered Employee under this Policy.

i.

Acknowledgement. To the extent directed by the Board or the Company, each Covered Employee will be required to sign a compensation recoupment acknowledgement agreement on a form provided by the Company.

5.	Definitions. Whenever the following terms are used in this Policy, they shall have the meaning specified below.

a.

“Cause” means (x) if a Key Employee is a party to an employment or a severance agreement with the Company or one of its subsidiaries in which “cause” is defined, the occurrence of any circumstances defined as “cause” in such employment or severance agreement, or (y) if a Key Employee is not a party to an employment or severance agreement with the Company or one of its subsidiaries in which “cause” is defined, Cause means that the Key Employee has, during his or her employment with the Company and its subsidiaries:

i.

engaged in misconduct or a gross dereliction of duty resulting in either a violation of law or Company policy or procedures, that, in either case, causes significant financial or reputational harm to the Company (or any of its subsidiaries), or a subordinate of the Key Employee has engaged in misconduct or a gross dereliction of duty described above and the Key Employee failed in his or her responsibility to manage or monitor the applicable conduct or risk;

ii.	engaged in conduct that involves an immoral act which is reasonably likely to impair the reputation of the Company (or any of its subsidiaries);

iii.

committed, or was indicted for (A) a felony or any crime involving fraud, embezzlement or dishonesty, or (B) was convicted of, or entered a plea of nolo contendere to a misdemeanor (other than a traffic violation) punishable by imprisonment under federal, state or local law;

iv.	violated any securities or employment laws or regulations that in either case resulted in financial or reputational harm to the Company or any of its subsidiaries;

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v.

materially breached the Company’s employment or ethics policies applicable to the Key Employee or any agreement between the Key Employee and the Company or any of its subsidiaries (including, without limitation, non-competition, non-solicitation, confidentiality, ownership of works, cooperation, or similar agreements);

vi.	embezzled or misappropriated any property of the Company (or any of its subsidiaries) or committed any act involving fraud or willful dishonesty in the performance of the Key Employee’s duties;

vii.	refused or failed to obey or comply with the lawful directions of the Board or the Key Employee’s immediate superiors, in each case acting within the scope of their authority; or

viii.

used any controlled substance without a prescription, or alcohol, in a manner which either adversely affects the Key Employee’s job performance or otherwise impairs the reputation of the Company (or any of its subsidiaries).

b.

“Change in Control” means a Change in Control (as defined in the Company’s Performance Incentive Plan, as amended from time to time, or its successor), except that an increase in ownership by Permitted Holders shall not be deemed a Change in Control for purposes of determining the review standard as set forth in Section 4(a) of this Policy.

c.	“Detrimental Activity” means that the Board has determined that the Key Employee has:

i.

during his or her employment with the Company and its subsidiaries, engaged in misconduct, including a material violation of the written policies of the Company or otherwise, or engaged in criminal, dishonest, fraudulent or unlawful activity, in any event that caused (or would be likely to cause) material financial or reputational harm to the Company, a subsidiary or a business segment, including where the Key Employee failed to supervise other employees under his or her direct control who engaged in such behavior;

ii.

materially breached any agreement between the Key Employee and the Company or any of its subsidiaries, including, without limitation, non-competition, non- solicitation, confidentiality, ownership of works, cooperation, or similar agreements, while employed by the Company or a subsidiary or after termination of employment; or

iii.	materially breached his or her fiduciary duties of loyalty or care to the Company or its subsidiaries.

d.

“Incentive Award” means any annual incentives, commissions, equity-based awards, stock options or other performance-based compensation under the Annual Performance Incentive Plan, Account Incentive Plan, Long-Term Incentive Program or Performance Incentive Plan (or any successor plans).

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e.

“Permitted Holder” means (i) Carl C. Icahn and his siblings, his and their respective spouses and descendants (including stepchildren and adopted children) and the spouses of such descendants (including stepchildren and adopted children) (collectively, the “Family Group”); (ii) any trust, estate, partnership, corporation, company, limited liability company or unincorporated association or organization (each an “Entity” and collectively “Entities”) Controlled by one or more members of the Family Group, including without limitation any funds managed by any member of the Family Group that are acting in concert with the Family Group; (iii) any Entity over which one or more members of the Family Group, directly or indirectly, have rights that, either legally or in practical effect, enable them to make or veto significant management decisions with respect to such Entity, whether pursuant to the constituent documents of such Entity, by contract, through representation on a board of directors or other governing body of such Entity, through a management position with such Entity or in any other manner (such rights hereinafter referred to as “Veto Power”); (iv) the estate of any member of the Family Group; (v) any trust created (in whole or in part) by any one or more members of the Family Group; (vi) any individual or Entity who receives an interest in any estate or trust listed in clauses (iv) or (v), to the extent of such interest; (vii) any trust or estate, substantially all the beneficiaries of which (other than charitable organizations or foundations) consist of one or more members of the Family Group; (viii) any organization described in Section 501(c) of the Internal Revenue Code, over which any one or more members of the Family Group and the trusts and estates listed in clauses (iv), (v) and (vii) have direct or indirect Veto Power, or to which they are substantial contributors (as such term is defined in Section 507 of the Internal Revenue Code); (ix) any organization described in Section 501(c) of the Internal Revenue Code of which a member of the Family Group is an officer, director or trustee; or (x) any Entity, directly or indirectly (y) owned or Controlled by or (z) a majority of the economic interests in which are owned by, or are for or accrue to the benefit of, in either case, any Person or Persons (as the term “person” is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended) identified in clauses (i) through (ix) above. For purposes of this definition of Change in Control, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of a Person, whether through the ownership of stock, by agreement or otherwise and “Controlled” has a corresponding meaning. For the purposes of this definition, and for the avoidance of doubt, in addition to any Person or Persons that may be considered to possess Control, (A) a partnership shall be considered Controlled by a general partner or managing general partner thereof, (B) a limited liability company shall be considered Controlled by a managing member of such limited liability company and (C) a trust or estate shall be considered Controlled by any trustee, executor, personal representative, administrator or any other Person or Persons having authority over the control, management or disposition of the income and assets therefrom. “Permitted Holder” also means Darwin A. Deason and his siblings, his and their respective spouses and descendants (including stepchildren and adopted children) and the spouses of such descendants (including stepchildren and adopted children) and any of their respective affiliates.

*    *     *    *    *

7

EXHIBIT 5

Compensation Committee Charter

The Board of Directors (the “Board”) of Conduent Incorporated (the “Company”) is committed to providing fair compensation, with programs and policies that motivate the Company’s interests, align shareholder interests, and comply with laws, regulations, and best practices. To further those objectives, it has formed the Compensation Committee (the “Committee”) with the purpose, composition, authority, and duties and responsibilities, as follows:

Purpose

The purpose of the Committee is to review and approve the compensation of the Company’s Executive Officers (as defined below), act as the administering committee for equity compensation plans as designated by the Board, and perform the other duties and responsibilities set forth in this charter.

Committee Composition

The members of the Committee shall be appointed by the Board. The Committee will be composed of not less than three Board members. Each member of the Committee shall be “independent” in accordance with requirements of the NASDAQ Global Stock Market (“Nasdaq”) and the rules and regulations of the Securities and Exchange Commission (“SEC”), as determined by the Board in its business judgment. Members of the Committee shall also qualify as “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. The Chairman of the Committee shall be designated by a majority vote of the entire Board.

Members of the Committee shall serve until their successors are duly elected and qualified or their earlier resignation or removal. The Board may replace any member of the Committee.

Committee Meetings

The Committee shall meet in person or telephonically, at least three times a year, at such times and places as determined by the Chairman of the Committee. The Committee shall meet in executive session without the presence of any members of management as often as it deems appropriate. The Committee shall maintain written minutes of its meetings, which will be filed with the meeting minutes of the Board.

Authority and Resources

The Committee shall have full access to all relevant records and personnel of the Company and may request any officer or employee of the Company or the Company’s outside counsel to attend a Committee meeting. The Committee may delegate any of its responsibilities to such person or persons, including officers or employees of the Company or any of its members, except to the extent otherwise prohibited by applicable law or the rules and regulations of the SEC or Nasdaq. Notwithstanding the foregoing, the Committee may not delegate the authority to grant equity awards to Executive Officers (as defined below) or members of the Board, or take any action with respect to such equity awards (other than the performance of ministerial duties), to the Company’s management or any person other than the full Board. The Committee has the right, in its sole discretion, to retain or obtain advice, reports or opinions from such internal and external counsel, compensation consultants and other experts and advisors (each, a “Compensation Advisor”) as it deems necessary or appropriate to assist it in the full performance of its functions. The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any

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Compensation Advisor retained by the Committee. The Company shall provide for appropriate funding, as determined by the Committee, for payment of reasonable compensation to any Compensation Advisor retained by the Committee. Before selecting or receiving advicefrom a Compensation Advisor (other than in-house legal counsel), the Committee shall consider such factors as may be required by the rules of Nasdaq or the SEC with respect tothe independence of the Compensation Advisor. The Committee shall evaluate whether anyCompensation Advisor retained or to be retained by it has any conflict of interest in accordance with Item 407(e)(3)(iv) of Regulation S-K, as may be amended from time to time.

Notwithstanding anything else contained in this charter to the contrary, the Committee shall not be empowered to approve matters that applicable law, the Company’s Amended and

Restated charter, or the Company’s Amended and Restated By-Laws require to be approved by a vote of the full Board.

Duties and Responsibilities

The Committee shall:

1.

Annually review and approve the goals, objectives and philosophies with respect to the compensation of the Company’s Chief Executive Officer and officers designated as Section 16 officers by the Company’s Corporate Secretary (collectively, the “Executive Officers”), and oversee their implementation, consistent with approved compensation plans, to ensure that compensation decisions regarding Executive Officers are aligned with such goals, objectives and philosophies.

2.

Annually review and approve the compensation of the Executive Officers, including annual base salary, short-term incentive awards, long-term incentive awards, severance benefits, perquisites and any other special or supplemental benefits. The Committee will meet in executive session without the presence of the CEO or other Executive Officers when deliberating or approving the CEO’s compensation, but may in its discretion, invite the CEO to be present during approval of the compensation of the remainder of the Company’s Executive Officers.

3.	Annually review with the Board an evaluation of the performance of the CEO.

4.

Review and approve all Executive Officer compensation plans and Executive Officer retirement plans, including any bonus or incentive plans, equity compensation plans and equity arrangements, subject to Board and shareholder approval as appropriate, and, to the extent it deems necessary or appropriate, make recommendations regarding the establishment, amendment or modification of any such plans.

5.	Administer and interpret the Company’s Executive Officer compensation plans, to the extent required by the terms of such plans.

6.	Review and approve employment, severance, change in control, termination and retirement arrangements for the Executive Officers.

7.	Review and approve all material compensation-related policies (including policies on claw backs, hedging and pledging) for Executive Officers.

8.	Review and recommend to the Board the Company’s stock ownership guidelines for Executive Officers and Directors.

9.	Receive and review a quarterly report from the General Counsel on any stock sales by any Section 16 officers during the previous quarterly period.

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10.	To the extent it deems necessary or appropriate, review with management the Company’s employee benefit policies, perquisites, programs, and administration.

11.	Oversee the development of Executive Officers, as appropriate.

12.	Oversee succession planning for Executive Officer roles, as appropriate.

13.	Review and discuss any material changes to the SEC or Nasdaq rules and regulations relevant to the responsibilities and duties set forth in this charter.

14.	Oversee and at least annually review the assessment and mitigation of risks associated with the Company’s compensation policies and practices.

15.

Review and discuss with management the Company’s Compensation Discussion and Analysis (“CD&A”) and, based on such review and discussion, recommend to the Board that the CD&A should be included in the Company’s annual report on Form 10- K or proxy statement on Schedule 14A.

16.	Prepare an annual “Compensation Committee Report” for inclusion in the Company’s annual report on Form 10-K or proxy statement on Schedule 14A.

17.

Oversee shareholder communications and engagement efforts with shareholders on executive compensation matters and consider the results of shareholder “say-on- pay” and “say-on-pay” frequency votes and other proxy proposals relating to executive compensation matters.

18.	Annually review and reassess the adequacy of the Committee’s charter, structure, processes and membership requirements, and submit any recommended changes to the Board.

19.	Report to the Board concerning the Committee’s activities with such recommendations as the Committee deems appropriate at least once a year.

20.	Perform a self-evaluation of the Committee no less than annually.

21.	Perform such other functions as may be required by law or the Board.

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EXHIBIT 6

CONDUENT INCORPORATED Ethics Office Charter Effective January 1, 2017 Last updated August 2021

MISSION

The mission of the Ethics Office is to establish and maintain a centralized organizational structure and function that promotes a culture of ethical conduct and a commitment to compliance with laws, regulations, and organizational polices; reduces the risk of non-compliance; supports the Company’s objectives; and positions the Company for success.

SUMMARY

The Ethics Office operates under the leadership of the Global Head, Ethics and is responsible for overseeing Conduent’s Business Ethics Program (Ethics Program). The Ethics Office is committed to developing and maintaining an effective and comprehensive Ethics Program that includes:

•	Written standards of conduct, policies and procedures

•	Designation of appropriate governing bodies

•	Effective communication, education and training

•	Evaluation techniques to monitor the Company’s culture of Ethics

•	Establishment of reporting processes and procedures for complaints

•	Appropriate disciplinary mechanisms consistently applied

•	Investigation and remediation of systemic problems

ORGANIZATION AND INDEPENDENCE

The Global Head, Ethics reports to the General Counsel and Secretary. As established by the Conduent Audit Committee of the Board of Directors (Audit Committee), in addition to the reporting responsibilities set forth below, the Global Head, Ethics shall have the authority to communicate directly with the Audit Committee, including any member thereof, on any significant matters that may pose a substantial financial,legal, compliance, or reputation risk to the Company that the Global Head, Ethics reasonably believes should be brought to the immediate attention of the Audit Committee. The Global Head, Ethics shall communicate to the Audit Committee regularly, but not less than annually, on the key components and theoperational effectiveness of the Ethics Program.

AUTHORITY

The Ethics Office conducts the Ethics Program under the authority of the Audit Committee. Managers at alllevels of the organization are expected to provide reasonable access to relevant people, information, and records during the course of ethics investigations and inquiries.

NO RETALIATION

Conduent has established procedures for the reporting of complaints regarding accounting, internal control, auditing, or other policy or Code of Business Conduct (Code) matters. Allegations can be reported anonymously. All complaints, whether or not reported anonymously, will be handled in a confidential manner, with disclosure limited to those persons necessary to conduct a full investigation of the alleged violation(s), to take remedial action to address any substantiated findings, and to carry out appropriate disciplinary action.

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CONDUENT INCORPORATED Ethics Office Charter Effective January 1, 2017 Last updated August 2021

Reporting suspected violations of Conduent’s policies, the Code, or other processes benefits the Company and is expected behavior from all employees. Any form of retaliation against any employee for reporting orparticipating in the investigation of a suspected violation will not be tolerated.

RESPONSIBILITIES

1.	All Employees

All employees of Conduent and its subsidiaries are responsible for:

•	Understanding the Code and applicable workplace policies

•	Abiding by the provisions of the Code and workplace policies

•	Completing required training on the Code and other workplace policies in a timely manner

•	Providing written acknowledgments of their understanding of, and agreement to comply with, theCode, and certifying to compliance with its provisions when requested

•	Reporting suspected ethical breaches and non-compliance to the Ethics Office in a timely manner

2.	Sector and Business Unit Managers

Sector and business unit managers are responsible for creating an ethical work environment and actingas role models of ethical behavior. Specifically, they are responsible for:

•	Cascading communications about ethics, workplace policies, and Company values, including theirpersonal message customized to their employee constituency

•

Ensuring there is a reliable process in place within their organization to confirm that employees receive required training and appropriate communications, understand the Code, and comply with applicable laws and regulations, the provisions of the Code and other workplace policies

•	Supporting the Ethics Office and its agents on ethics investigation activities in a timely manner

•	Exemplifying role model behavior when it comes to ethics and Company values

•	Directing all ethical issues and concerns to the Ethics Office in a timely and comprehensive manner

•	Ensuring that no retaliation occurs against any employee for reporting or participating in theinvestigation of suspected violations

3.	Global Head, Ethics

The Global Head, Ethics has primary responsibility for managing Conduent’s Ethics Program, including:

•	Developing and implementing a global Code and associated Ethics Program that supports theCompany’s requirement to maintain an ethical work environment

•	Developing and implementing Code training materials for Conduent employees worldwide

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CONDUENT INCORPORATED Ethics Office Charter Effective January 1, 2017 Last updated August 2021

•

Ensuring senior managers and executives provide annual, written acknowledgment of their understanding of, and agreement to comply with, the Code, and certification of their organization’scontinuing compliance with its provisions

•

Providing channels for employees, suppliers and customers to report suspected ethics violations and to provide ethical guidance (reporting channels). These reporting channels include toll-free telephone numbers for all domestic and international business locations and an Internet-based reporting mechanism. The option to remain anonymous must be available to individuals reporting suspected violations. (See References below for additional information regarding access to reporting channels.)

•	Overseeing investigations of suspected ethics violations and granting authorization to conclude such investigations upon the determination that investigation objectives have been met

•	Convening and/or communicating with the Significant Allegation Notice Group, Review Panel, and Ethics Board as needed to support members in the fulfillment of their responsibilities

•	Communicating to the Audit Committee on key components and the operational effectiveness of the Ethics Program

•	Reporting potentially significant ethics cases to the Audit Committee that involve reasonablyplausible allegations of any of the following:

•	Violations of the Sarbanes-Oxley Act and similar laws

•	Foreign Corrupt Practices Act and similar anti-bribery laws and regulations

•	Violations of the anti-trust laws contained in the Sherman Antitrust Act, the Clayton Act,the Federal Trade Commission Act and any other similar anti-trust laws and regulations

•	Ethical misconduct or criminal activity involving the CEO and/or any direct report of theCEO

•	Ethical misconduct or criminal activity involving any Section 16 or corporate officer or anymember of the Board of Directors

•	Other ethics cases not covered above that pose a material risk of substantial harm to the reputation or financial condition of the Company

For the avoidance of doubt, immaterial and technical violations may but are not required to be reported to the Audit Committee. The Global Head, Ethics will include the CEO on any reports of significant ethics cases to the Audit Committee for awareness purposes unless the allegations aremade against or otherwise implicate the actions or behavior of the CEO.

4.	General Counsel

•	The General Counsel shall provide advice and support to the Global Head, Ethics efforts to manage and improve Conduent’s Ethics Program and promote an ethical culture and workplace.

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CONDUENT INCORPORATED Ethics Office Charter Effective January 1, 2017 Last updated August 2021

•

The General Counsel is also responsible for notifying the Audit Committee of potentially significant matters, regardless of the method used to report the matter, that involve allegations of any of the following:

•	Violations of the Sarbanes-Oxley Act and similar laws

•	Foreign Corrupt Practices Act and similar anti-bribery laws and regulations

•	Violations of the anti-trust laws contained in the Sherman Antitrust Act, the Clayton Act, the Federal Trade Commission Act and any other similar anti-trust laws and regulations

•	Ethical misconduct or criminal activity involving the CEO and/or any direct report of the CEO

•	Ethical misconduct or criminal activity involving any Section 16 or corporate officer or anymember of the Board of Directors

•	Other ethics cases not covered above that pose a material risk of substantial harm to the reputation or financial condition of the Company

For the avoidance of doubt, immaterial and technical violations may but are not required to be reported to the Audit Committee. The General Counsel will include the CEO on any notices of potentially significant matters provided to the Audit Committee for awareness purposes unless theallegations are made against or otherwise implicate the actions or behavior of the CEO.

5.	Ethics Governance Board (Ethics Board)

The Ethics Board is comprised of select Senior Operational and Functional Executives from across theorganization. The Ethics Board works with the Ethics Office to support the Ethics Program and has primary responsibility for:

•	Regularly communicating to associates and stakeholders their expectations for ethical business conduct and compliance with laws, regulations, and Company policies

•

Providing sponsorship within their organizations for the prompt reporting to the Company’s Ethics Helpline of ethics related concerns and suspected violations and the confidential handling and fullinvestigation of all reported concerns

•	Demonstrating their commitment to the Company’s no-retaliation policy for employees who, in goodfaith, report or participate in the investigation of suspected violations

•	Ensuring that all organization-specific policies are consistent with Conduent’s values, the Code, Company policies and existing laws

•	Supporting and reinforcing the ongoing activities of the Company’s Ethics Program, including completion of required ethics training

Ethics Board members are not responsible for the intake of ethics violations. All suspected violations should be directed to the Ethics Office through use of the reporting channels detailed in the References section below.

6.	Significant Allegation Notice Group (SANG)

The General Counsel, Global Head, Ethics, Chief Financial Officer, Chief Risk Officer, Corporate Controller, Global Head of Audit and the Head of Accounting comprise the SANG. The SANG is responsible for ensuring significant accounting and finance issues are communicated to the appropriateroles, including the Audit Committee, to ensure compliance with Sarbanes-Oxley Act requirements and appropriate action is taken to ensure the

Conduent Internal Use Only

CONDUENT INCORPORATED Ethics Office Charter Effective January 1, 2017 Last updated August 2021 effectiveness and integrity of internal controls relating to financial reporting The Head of Accounting is the designated liaison with the external auditor relative to matters of which the auditor should be apprised. If there is a conflict of interest relative to the Head of Accounting and the ethics issue to be disclosed to the external auditor, then the Global Head, Ethics will inform the external auditor.

7.	Audit Committee

Audit Committee membership is determined by the Conduent Board of Directors (Board). The Audit Committee is responsible for assisting the Board in oversight of the Ethics Program, including:

•	Receiving communications and periodic reports from the Global Head, Ethics on the key components and operational effectiveness of the Ethics Program

•

Reviewing notices from the General Counsel and/or reports from the Global Head, Ethics regardingsignificant matters that may pose a substantial financial, legal, compliance, or reputation risk to theCompany on a timely basis

The Audit Committee shall maintain for a period of not less than five (5) years, a written log of whistleblower complaints, as well as the results of all investigations of complaints.

8.	Review Panel

The Global Heads of Ethics and Human Resources and the relevant business unit or function head comprise the Review Panel. The Review Panel is responsible for reviewing and resolving any conflictsregarding the proposed level of corrective action to ensure consistency, fairness and the promotion ofan ethical culture.

RESOURCES AND COMMUNICATIONS

The Ethics Office maintains reporting channels that serve as both organizational resources for the management of ethics, the Code, and workplace policies concerns and mechanisms for employees and others to report suspected allegations of ethical misconduct. The Ethics Helpline is available globally 24 hours a day, seven days a week. (See References below for additional information regarding access to reporting channels.)

Conduent’s Ethics Helpline must:

•	Ensure the confidentiality of all callers and subjects of allegations

•	Preserve anonymity, if requested by the caller

•	Direct allegations and inquiries to the Ethics Office in a timely manner

•	Treat all callers with respect and dignity

The Ethics Office provides ongoing communications to employees regarding the availability of reporting channels, the identification of emerging trends and issues, recommendations to enhance Company policiesand procedures, and other relevant information.

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CONDUENT INCORPORATED Ethics Office Charter Effective January 1, 2017 Last updated May 2021

REFERENCES

Global Ethics Policy

Conduent Code of Business Conduct

Conduent Finance Code of Conduct

Reporting Channels:

•	Conduent Ethics Helpline

•	Ethics Helpline Internet Reporting Tool

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EXHIBIT 7

Risk Oversight Committee Charter

The Board of Directors (the “Board”) of Conduent Incorporated (the “Company”) recognizes the importance of oversight of the Company’s risk governance structure. To further those objectives, it has formed the Risk Oversight Committee (the “Committee”) with the purpose, composition, authority, and duties and responsibilities, as follows:

Purpose

The purpose of the Committee is to assist the Board in fulfilling its corporate governance responsibilities with regard to the evaluation and oversight of the Company’s risk management framework and associated guidelines, policies and processes. The Committee has overall responsibility for monitoring and approving the material risk policies of the Company.

Committee Composition

The members of the Committee shall be appointed by the Board. The Committee will be composed of not less than three Board members, each of whom shall be “independent” in accordance with requirements of the NASDAQ Global Stock Market (“Nasdaq”) and the rules and regulations of the Securities and Exchange Commission (“SEC”), as determined by the Board in its business judgment, and qualify as “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. The Chairperson of the Committee shall be designated by a majority vote of the entire Board.

Members of the Committee shall serve until their successors are duly elected and qualified or their earlier resignation or removal. The Board may replace any member of the Committee.

Committee Meetings

The Committee shall meet in person or telephonically, at least four times a year, at such times and places as determined by the Chairperson of the Committee. The Committee shall meet in executive session without the presence of any members of management as often as it deems appropriate. The Committee shall maintain written minutes of its meetings, which will be filed with the meeting minutes of the Board.

Authority and Resources

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities. In connection therewith, the Committee shall have full access to all relevant records and personnel of the Company and may request any other Board members, officers or employees of the Company, the Company’s outside counsel, or any Advisor (as defined below) to attend a Committee meeting. The Committee may delegate any of its responsibilities to such person or persons, including officers or employees of the Company or any of its Committee members, except to the extent otherwise prohibited by applicable law or the rules and regulations of the SEC or Nasdaq. The Committee has the right, in its sole discretion, to retain or obtain advice, reports or opinions from such internal and external counsel, director search firms, compensation consultants and other experts and advisors (each, an “Advisor”) as it deems necessary or appropriate to assist it in the full performance of its duties and responsibilities. The Committee shall be directly responsible for the scope and oversight of the work of any Advisor retained by the Committee. The Company shall provide for appropriate funding, as determined by the Committee, for payment of reasonable compensation to any Advisor retained by the Committee. The Committee shall evaluate whether any consultant retained or to be retained by it has any conflict of interest in accordance with Item 407(e)(3)(iv) of Regulation S-K, as may be amended from time to time.

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Notwithstanding anything else contained in this charter to the contrary, the Committee shall not be empowered to approve matters that applicable law, the Company’s Amended and Restated charter or the Company’s Amended and Restated By-Laws require to be approved by a vote of the full Board.

Duties and Responsibilities

The Committee shall:

1.	Oversee the Company’s Enterprise Risk Management Program (ERM), and, at least annually, preview the ERM assessment and process for subsequent review by the Board;

2.

Oversee the development, implementation and operation of policies necessary to identify, assess, monitor and manage all categories of enterprise risk, including strategic, operational, technology and compliance;

3.	Oversee and monitor the material risk management policies of the Company’s operations;

4.	Oversee and monitor the Company’s risk management framework;

5.

Discuss with the Audit Committee and management the Company’s major risk exposures, including operational, compliance, strategic, privacy, cybersecurity, technology, business continuity, third party risks, legal and regulatory risks, any emerging risks, the Company’s policies with respect to risk assessment and risk management, and the steps management has taken to monitor and control these exposures. Without limiting the generality of the foregoing, the Committee shall meet at least quarterly with management regarding the strategy for monitoring and maintaining information security;

6.	Assist in the Board’s oversight of the role of technology in executing the Company’s strategy and supporting the Company’s business and operational requirements;

7.

Oversee and monitor the Company’s technology risk management, including but not limited to the Company’s material programs, policies, and safeguards for information technology, cybersecurity and data security;

8.

Receive and review periodic reports from the Company’s Chief Information Officer concerning the Company’s technology infrastructure and the quality and effectiveness of the Company’s information technology systems and processes;

9.	Report as necessary to the Board whenever any material risks are identified and any proposed next steps;

10.	Coordinate with other committees of the Board regarding the oversight of risks, as appropriate;

11.	Evaluate significant risk exposures of the Company and assess management’s actions to mitigate the exposures in a timely manner;

12.	Review at least annually with the Company’s Global Head of Ethics the implementation

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and effectiveness of the Company’s compliance and ethics program, including the process for monitoring compliance with the ethics codes and the Company’s annual ethics training program. The Company’s Global Head of Ethics shall have the authority to communicate personally to the Committee promptly on any matter involving criminal conduct or potential criminal conduct that poses a substantial risk to the Company;

13.

Receive and review quarterly (and more often as necessary) reports from the Chief Risk Officer concerning, among other things, any potential material issues regarding: the Company’s risk management framework, policies or compliance with applicable laws, and the Company’s contracts and relationships with its vendors, including the Company’s ability to perform adequately under those contracts, and the risk of nonpayment and/or fines associated with any inability to perform under the contracts;

14.

Review at least annually the effectiveness of the Company’s ’internal controls over its’ compliance and management risks, with the assistance of the General Counsel and the Chief Compliance Officer, and review proposed changes to the Company’s ’policies and internal controls as necessary;

15.

Annually review and reassess the adequacy of, and compliance with, the Committee’s charter, including the Committee’s purpose, structure, processes, membership requirements and responsibilities as herein set forth, and recommend any proposed changes to the Board for approval;

16.	Review annually the Committee’s own performance and report the results of such review to the Board; and

17.

The Chairperson of the Committee shall report to the Board at each meeting of the Board the deliberations, actions and recommendations of the Committee since the last Board meeting and such other matters as the Board shall from time to time specify.

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